                                                                     EXHIBIT 1.1

                          258,246,064 Ordinary Shares
                           (no par value per Share)
              in the form of Shares or American Depositary Shares


                  TELECOM CORPORATION OF  NEW ZEALAND LIMITED

                     INTERNATIONAL UNDERWRITING AGREEMENT
                     ------------------------------------

                                                                 April [4], 1998
                                                                 (New York Time)

CREDIT SUISSE FIRST BOSTON CORPORATION
MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED
 As Representatives of the Several Underwriters
  named in Schedule I hereto,
CREDIT SUISSE FIRST BOSTON (EUROPE) LIMITED
MERRILL LYNCH INTERNATIONAL
 As Representatives of the Several Underwriters
  named in Schedule II hereto
   c/o Credit Suisse First Boston Corporation
    Eleven Madison Avenue
     New York, N.Y. 10010-3629

Dear Sirs:

     1. Introductory. Ameritech New Zealand Investments, Inc., a Delaware corporation (the "Selling Shareholder"), proposes to offer and sell ordinary shares, no par value per share (each, a "Share"), of Telecom Corporation of New Zealand Limited, a New Zealand limited liability company (the "Company"), and American Depositary Shares, each representing the right to receive eight Shares (each, an "ADS"), in a U.S. Offering, a Rest of the World Offering, a New Zealand Offering and an Australian Offering (each term as herein defined).

     The Selling Shareholder proposes, subject to the terms and conditions stated herein, to sell to the several Underwriters named in Schedule I hereto (the "U.S. Underwriters") and the several Underwriters named in Schedule II hereto (the "Rest of the World Underwriters" and, together with the U.S. Underwriters, the "International Underwriters") an aggregate of 258,246,064 Shares (the "Firm Shares"), a portion of which may be delivered in the form of Shares and a portion of which may be deposited by the Selling Shareholder pursuant to the

Deposit Agreement referred to below and delivered in the form of ADSs, and the International Underwriters propose, subject to the terms and conditions stated herein, to purchase the Firm Shares, with payment for such Firm Shares (whether in the form of Shares or ADSs) to be made on an instalment basis as more fully described below and in Section 5 hereof.

     In addition, as set forth below, the Selling Shareholder proposes to sell to the International Underwriters, at their election, up to an aggregate of 39,734,606 additional Shares (the "Optional Shares"), a portion of which may be delivered in the form of Shares and a portion of which may be deposited by the Selling Shareholder pursuant to the Deposit Agreement and delivered in the form of ADSs, with payment for such Optional Shares (whether in the form of Shares or ADSs) to be made on an instalment basis as more fully described below and in
Section 5 hereof.

     The Firm Shares and the Optional Shares which the U.S. Underwriters elect to purchase pursuant to Section 3 hereof (in the form of Shares or ADSs) are collectively called the "U.S. Firm Shares" and the "U.S. Optional Shares", respectively, and the U.S. Firm Shares and the U.S. Optional Shares are collectively called the "U.S. Shares". The offering of the U.S. Shares in the United States and Canada is herein called the "U.S. Offering". The Firm Shares and the Optional Shares which the Rest of the World Underwriters elect to purchase pursuant to Section 3 hereof (in the form of Shares or ADSs) are collectively called the "Rest of the World Firm Shares" and the "Rest of the World Optional Shares", respectively, and the Rest of the World Firm Shares and the Rest of the World Optional Shares are collectively called the "Rest of the World Shares". The offering of the Rest of the World Shares outside the United States, Canada, New Zealand and Australia is herein called the "Rest of the
World Offering".   The U.S. Offering and the Rest of the World Offering are
herein collectively called the "International Offering".

     It is understood that the Selling Shareholder is concurrently offering (i) a total of 79,500,000 Shares (the "New Zealand Shares") by way of a public offering in New Zealand (the "New Zealand Offering") and (ii) a total of 59,600,000 Shares (the "Australian Shares") by way of a public offering in Australia (the "Australian Offering"). The New Zealand Offering is being made pursuant to a registered prospectus and an investment statement in New Zealand (together, the "New Zealand Prospectus") and the Australian Offering is being made pursuant to a prospectus in Australia (the "Australian Prospectus"). It is further understood that the Selling Shareholder is, concurrently with the execution of this Agreement, entering into a New Zealand and Australian Underwriting Deed dated the date hereof (the "New Zealand and Australian Underwriting Agreement") with a syndicate of New Zealand underwriters named therein (the "New Zealand Underwriters") and a syndicate of Australian underwriters named therein (the "Australian Underwriters"). The International Offering, the New Zealand Offering and the Australian Offering are herein collectively called the "Global Offering". The U.S. Shares, the Rest of the World Shares, the New Zealand Shares and the Australian Shares, whether in the form of Shares or ADSs, are herein collectively called the "Offered Shares".

      To provide for the coordination of their activities, the International Underwriters, the New Zealand Underwriters and the Australian Underwriters (collectively, the "Underwriters") are simultaneously entering into an Agreement Among U.S., Rest of the World, New Zealand and Australian Syndicates dated the date hereof (the "Agreement Among Syndicates") which provides, among other things, that Credit Suisse First Boston Corporation and Merrill Lynch, Pierce, Fenner & Smith Incorporated are acting as the joint global coordinators (the "Joint Global Coordinators") for the Global Offering and that sales may be made among the syndicates of such number of Offered Shares as may be agreed with the Joint Global Coordinators for purposes of resale to investors.

     The Shares and ADSs to be sold hereunder are to be paid for in two instalments as more fully described in Section 5 hereof. Prior to payment in full of the Final Instalment (as defined below), beneficial interests in the Shares will be represented by instalment receipts ("IRs"), and purchasers that have elected to receive their Shares in the form of ADSs will receive interim ADSs ("Interim ADSs") evidenced by interim American Depositary Receipts ("Interim ADRs"). Each IR will evidence the full beneficial ownership interest in a Share, subject to the Trust Deed (as defined below), including the Security Interest (as defined below) of the Selling Shareholder. Each Interim ADS will represent the right to receive eight IRs. Upon payment in full of the Final Instalment, the holder of an IR will become the registered holder of the Share relating to such IR and the holder of an Interim ADS will become the registered holder of an ADS.

     Unless the context otherwise requires, all references in this Agreement to
(i) Shares shall mean IRs, (ii) ADSs shall mean Interim ADSs, (iii) ADRs shall mean Interim ADRs, (iv) the Deposit Agreement (as defined below) shall mean the Interim Deposit Agreement (as defined below) and (v) the Depositary (as defined below) shall mean the Interim Depositary (as defined below), until the Final Instalment shall have been paid with respect to the Shares and ADSs. Whenever computations are contemplated herein that involve both numbers of Shares and numbers of ADSs, they shall be made on a consistent basis, by first converting the number of ADSs into the number of Shares they represent.

     The IRs will be issued pursuant to the provisions of a Trust Deed dated as of March 13, 1998 (the "Trust Deed") between the Selling Shareholder and The New Zealand Guardian Trust Company Limited (the "Trustee"). Registered holders of IRs (other than the custodian for the Interim Depositary) and registered holders of Interim ADSs on the ninth business day before the Final Instalment Due Date (as defined in Section 5 hereof) will be obligated to pay the Final Instalment. The Interim ADSs, evidenced by Interim ADRs, will be issued in accordance with the Interim Deposit Agreement to be dated as of April [9], 1998, (the "Interim Deposit Agreement") among the Company, the Selling Shareholder, the Trustee, The Bank of New York as Interim Depositary (the "Interim Depositary"), and the holders from time to time of Interim ADRs. The holders of Interim ADRs, as parties to the Interim Deposit Agreement, will be bound by the terms and conditions of the Trust Deed. Accordingly, each holder of an Interim ADR will be deemed to have agreed to pay the Final Instalment of the purchase price by the Final Instalment Due Date in accordance with the Trust Deed and the Interim Deposit Agreement. The ADSs, evidenced by American Depositary Receipts ("ADRs"), will be issued in accordance with the Amended and Restated Deposit Agreement dated as of April 1, 1997 (the "Deposit Agreement"), among the Company, The Bank of New York, as Depositary (the "Depositary"), and the holders from time to time of ADRs issued thereunder. IR holders may transfer or sell their IRs subject to the terms of the Trust Deed, and Interim ADS holders may transfer or sell their Interim ADSs, as evidenced by Interim ADRs, subject to the terms of the Interim Deposit Agreement and the Trust Deed. Upon registration of a transfer of an IR or Interim ADS, as evidenced by an Interim ADR, in accordance with the provisions of the Trust Deed, the transferor is discharged from any liability to pay the Final Instalment. The Trust Deed and the Interim Deposit Agreement provide that, when a transferee becomes a registered holder of an IR or Interim ADS, that transferee becomes bound by all of the terms of the Trust Deed, the IR, the Interim ADS and Interim Deposit Agreement, as applicable, including the obligation to pay the Final Instalment. Therefore, notwithstanding anything herein to the contrary, the Selling Shareholder acknowledges and agrees that, upon registration of the transfer or sale of the IRs and Interim ADSs by the Underwriters, such Underwriters shall have no liability or obligation whatsoever with respect to the payment of the Final Instalment with respect to the IRs and Interim ADSs so transferred or sold. If an IR holder or Interim ADR holder defaults in payment of the Final Instalment and, in the event (i) an IR holder or Interim ADR holder, as the case may be, is an Intermediary (as defined in the Trust Deed) and (ii) prior to 5:00 p.m. (Wellington time) on the second business day after the Final Instalment Due Date (as defined below), such Intermediary effects a transfer on the IR Register or Interim ADR Register (each as defined in the Trust Deed), as the case may be, of the IR or Interim ADR to which a Share relates, to the beneficial owner on whose behalf such Intermediary holds such IR or Interim ADR, then such beneficial owner shall be, and such Intermediary shall cease to be, liable for the defaulted amount.

     Four forms of offering documents will be used in connection with the offering and sale of the Offered Shares contemplated by the foregoing: (i) the U.S. Prospectus (as defined below) relating to the offer and sale of the U.S. Shares in the United States and Canada as part of the U.S. Offering, (ii) an offering circular relating to the offer and sale of the Rest of the World Shares in the rest of the world as part of the Rest of the World Offering (in its final form, the "Rest of the World Offering Circular"), (iii) the New Zealand Prospectus in connection with the offering and sale of the New Zealand Shares in the New Zealand Offering and (iv) the Australian Prospectus in connection with the offering and sale of the Australian Shares in the Australian Offering.

     Copies of a preliminary Rest of the World Offering Circular (as supplemented or amended prior to becoming final, hereinafter called the "Preliminary Rest of the World Offering Circular") have been delivered to you and to you for each of the other Rest of the World Underwriters, and the Company, at the request of the Selling Shareholder, will prepare the Rest of the World Offering Circular. The Preliminary Rest of the World Offering Circular and the Preliminary U.S. Prospectus (as defined below) are collectively called the "Preliminary

Prospectus" and the Rest of the World Offering Circular and the U.S. Prospectus are collectively called the "Prospectus". References in Section 2 of this Agreement to the "Prospectus" shall be deemed to refer to both the Preliminary Prospectus and, once printed, the Prospectus.

     2. Representations and Warranties of the Company and the Selling Shareholder. (a) The truth and accuracy of each of the representations, warranties and agreements being made by the Company to and with each of the International Underwriters in subclause 2(b) below, by the Selling Shareholder to and with each of the International Underwriters in subclause 2(c) below and by Ameritech (as defined below) to and with each of the International Underwriters in Section [6] of the International Guaranty (as defined below) constitute the basis upon which the International Underwriters have agreed to purchase the Firm Shares and, at their election, the Optional Shares and the basis upon which the International Underwriters are entering into this Agreement, and the International Underwriters, in entering into this Agreement, are relying on the truth and accuracy of each such representation, warranty and agreement.

          (b) Except and to the extent prohibited (if at all) by New Zealand law, the Company represents and warrants to each International Underwriter as of the date hereof, as of the First Time of Delivery referred to in Section 5 hereof, and as of each Time of Delivery (if any) referred to in Section 5 hereof, and agrees with each International Underwriter that:

          (i) The Company meets the requirements for use of Form F-3 under the Securities Act of 1933, as amended (the "Act"). A registration statement on Form F-3 (No. 333-47901) relating to the offer and sale of the U.S. Shares in the United States and Canada in connection with the U.S. Offering, including a form of prospectus relating to such U.S. Shares, has been filed with the Securities and Exchange Commission (the "Commission") and either (A) has been declared effective under the Act, and is not proposed to be amended or (B) is proposed to be amended by amendment or post-effective amendment. If such registration statement (the "initial registration statement") has been declared effective, either (A) an additional registration statement (the "additional registration statement") relating to the U.S. Shares may have been filed with the Commission pursuant to Rule 462(b) ("Rule 462(b)") under the Act and, if so filed, has become effective upon filing pursuant to such Rule and the U.S. Shares all have been duly registered under the Act pursuant to the initial registration statement and, if applicable, the additional registration statement or (B) such an additional registration statement is proposed to be filed with the Commission pursuant to Rule 462(b) and will become effective upon filing pursuant to such Rule and upon such filing the U.S. Shares will all have been duly registered under the Act pursuant to the initial registration statement and such additional registration statement. If the Company does not propose to amend the initial registration statement or if an additional registration statement has been filed and the Company does not propose to amend it, or if any post-effective amendment to either such registration statement has been filed with the Commission prior to the execution and delivery of this Agreement, the most recent amendment (if any) to each such registration statement has been declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c) ("Rule 462(c)") under the Act or, in the case of the additional registration statement, Rule 462(b). For purposes of this Agreement, "Effective Time" with respect to the initial registration statement or, if filed prior to the execution and delivery of this Agreement, the additional registration statement means (A) if the Company has advised the Joint Global Coordinators that it does not propose to amend such registration statement, the date and time as of which such registration statement, or the most recent post-effective amendment thereto (if any) filed prior to the execution and delivery of this Agreement, was declared effective by the Commission or has become effective upon filing pursuant to Rule 462(c), or (B) if the Company has advised the Joint Global Coordinators that it proposes to file an amendment or post-effective amendment to such registration statement, the date and time as of which such registration statement, as amended by such amendment or post-effective amendment, as the case may be, is declared effective by the Commission. If an additional registration statement has not been filed prior to the execution and delivery of this Agreement but the Company has advised the Joint Global Coordinators that it proposes to file one, "Effective Time" with respect to such additional registration statement means the date and time as of which such registration statement is filed and becomes effective pursuant to Rule 462(b). "Effective Date" with respect to the initial registration statement or the additional registration statement (if any) means the date of the Effective Time thereof. The initial registration statement, as amended at its Effective Time, including all materials incorporated by reference therein, including all information contained in the additional registration statement (if any) and deemed to be a part of the initial registration statement as of the Effective Time of the additional registration statement pursuant to the General Instructions of the Form on which it is filed and including all information (if any) deemed to be a part of the initial registration statement as of its Effective Time pursuant to Rule 430A(b) ("Rule 430A(b)") under the Act, and including all exhibits thereto and all of the documents incorporated by reference therein, is hereinafter referred to as the "Initial Registration Statement". The additional registration statement, as amended at its Effective Time, including the contents of the initial registration statement incorporated by reference therein and including all information (if any) deemed to be a part of the additional registration statement as of its Effective Time pursuant to Rule 430A(b), and including all exhibits thereto and all of the documents incorporated by reference therein, is hereinafter referred to as the "Additional Registration Statement". The Initial Registration Statement and the Additional Registration Statement (if any) are hereinafter referred to collectively as the "Registration Statements" and individually as a "Registration Statement". Any preliminary prospectus included in the Registration Statement or filed with the Commission pursuant to Rule 424(a) of the rules and regulations of the Commission including all documents filed by the Company with the Commission pursuant to the Exchange Act and incorporated by reference therein is hereinafter called a "Preliminary U.S. Prospectus". The form of prospectus relating to the U.S. Shares as first filed with the Commission pursuant to and in accordance with Rule 424(b) ("Rule 424(b)") under the Act or (if no such filing is required) as included in the Registration Statement, including all documents filed by the Company with the Commission pursuant to the Exchange Act and incorporated by reference therein is herein called the "U.S. Prospectus". No document has been or will be prepared or distributed in reliance on Rule 434 under the Act.

          (ii) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement and at the First Time of Delivery and each Time of Delivery, the Initial Registration Statement conformed and will conform in all material respects to the requirements of the Act and the rules and regulations of the Commission (the "Rules and Regulations") and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any) and at the First Time of Delivery and each Time of Delivery, each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this Agreement, the Additional Registration Statement each conforms, and, at the time of filing of the U.S. Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the U.S. Prospectus is included, and at the First Time of Delivery and each Time of Delivery, each Registration Statement and the U.S. Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement, on the Effective Date of the Initial Registration Statement and at the First Time of Delivery and each Time of Delivery, the Initial Registration Statement and the U.S. Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and no Additional Registration Statement has been or will be filed. The two preceding sentences do not apply to any statements made in reliance upon and in conformity with (A) written information furnished to the Company by the Selling Shareholder expressly for use therein (it being understood and agreed that the only written information so furnished by or on behalf of the Selling Shareholder is the

     "Selling Shareholder Information" identified in Annex A hereto) or (B) written information furnished to the Company or the Selling Shareholder by any International Underwriter through the Joint Global Coordinators expressly for use therein, it being understood and agreed that the only such information furnished by or on behalf of the International Underwriters consists of the following information (the "Furnished Information"): the last paragraph at the bottom of the cover page concerning the terms of the offering by the International Underwriters, the legend concerning over-allotments and stabilizing on the inside front cover page, the third and eighth paragraphs under the caption "The Global Offering", and the fourth, tenth, eleventh and fourteenth paragraphs under the caption "Underwriting" in the U.S. Prospectus and the fourth, eleventh, twelfth, thirteenth, fourteenth and eighteenth paragraphs under the caption "Underwriting" in the Rest of the World Offering Circular.

          (iii) The documents incorporated or deemed to be incorporated by reference in the Registration Statement and the Prospectus, at the time they were or hereafter are filed with the Commission and at the First Time of Delivery and each Time of Delivery, complied and will comply in all respects with the requirements of the Securities Exchange Act of 1934, as amended (the "Exchange Act") and the rules and regulations of the Commission thereunder (the "1934 Act Regulations"), and, when read together with the other information in the Prospectus, at the Effective Time of the Initial Registration Statement and the Additional Registration Statement, at the time the Prospectus was issued and at each Time of Delivery (as defined herein), did not include, or will not include any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading.

          (iv) A registration statement on Form F-6 (No. 333-8476) relating to the Interim ADSs and a registration statement on Form F-6 (No. 333-8514) relating to the IRs have been filed with the Commission (each such registration statement, including all exhibits thereto and including the documents incorporated by reference therein, as amended at the time such registration statements become effective, being hereinafter called an "Global Offering F-6 Registration Statement" and collectively the "Global Offering F-6 Registration Statements"); a registration statement on Form 8-A (No. 001-10798) relating to the Interim ADSs has been filed with the Commission (such registration statement, including all exhibits thereto and including the documents incorporated by reference therein, as amended at the time such registration statement becomes effective, being hereinafter called the "Form 8-A Registration Statement"); the Global Offering F-6 Registration Statements and the Form 8-A Registration Statement, as of their respective effective dates and at the First Time of Delivery and each Time of Delivery, complied or will comply, and each amendment or supplement thereto, when it is filed with the Commission or becomes effective, as the case may be, will comply, in all material respects with the applicable requirements of the Act and the Rules and Regulations, and did not or will not, as of their effective dates and at the First Time of

     Delivery and each Time of Delivery, contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading; and a
     registration statement on Form F-6 (No. 33 -     ) relating to the ADSs has
     been declared effective by the Commission (such registration statement, including all exhibits thereto and including all documents incorporated by reference therein, together with each Global Offering F-6 Registration Statement, being hereinafter call an "F-6 Registration Statement" and collectively the "F-6 Registration Statements").

          (v) To the best of the Company's knowledge, after consultation with the Commission's staff and confirmation from CT Corporation System as agent for service of process, no stop order suspending the effectiveness of the Registration Statement, any of the F-6 Registration Statements or the Form 8-A Registration Statement is in effect (if they have been declared effective), and no proceedings for such purpose are pending before or threatened by the Commission or to the knowledge of the Company, are contemplated by the Commission, and any request on the part of the Commission for additional information has been complied with.

          (vi) The Preliminary U.S. Prospectus and the Preliminary Rest of the World Offering Circular as of their respective dates did not, and the U.S. Prospectus and the Rest of the World Offering Circular and any further amendments and supplements thereto will not as of their respective dates and at the First Time of Delivery and each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with (A) written information furnished to the Company by the Selling Shareholder expressly for use therein (it being understood that the only written information so furnished by or on behalf of the Selling Shareholder is the Selling Shareholder Information) or (B) written information furnished to the Company or the Selling Shareholder by any International Underwriter through the Joint Global Coordinators expressly for use therein (it being understood that the only written information so furnished by or on behalf of the International Underwriters is the Furnished Information).

          (vii) The Company has been duly incorporated and is validly existing as a corporation under the laws of New Zealand, with power and authority (corporate and other) to own its properties and conduct its business as described in the Prospectus and the Company is duly qualified as a foreign corporation for the transaction of business under the laws of each other jurisdiction, if any, in which it owns or leases properties or conducts any business so as to require such qualification, or is subject to no material liability or disability by reason of the failure to be so qualified in any such jurisdiction.

          (viii) Each of the subsidiaries listed in Annex B hereto (the "Material Subsidiaries") has been duly incorporated and is validly existing as a corporation under the laws of its jurisdiction of incorporation. Other than the Material Subsidiaries, the Company has no "significant subsidiaries" within the meaning of Rule 1-02 of Regulation S-X under the Act.

          (ix) The total issued and outstanding capital of the Company is as set forth in the Prospectus, and all of the issued and outstanding shares in the capital of the Company have been duly and validly authorized and issued, are fully paid and nonassessable and conform to the description thereof contained in the Prospectus; all of the issued shares in the capital of each Material Subsidiary of the Company have been duly and validly authorized and issued, are fully paid and are owned directly or indirectly by the Company, free and clear of all liens, encumbrances, equities or claims.

          (x) The Company's outstanding Shares are approved for quotation on the New Zealand Stock Exchange (the "NZSE") and the Australian Stock Exchange (the "ASX"). The Company's outstanding ADSs are listed on the New York Stock Exchange (the "NYSE"). The Interim ADSs and the ADSs to be sold in the Global Offering have been approved for listing on the NYSE subject to notice of issuance; the Shares to be sold in the Global Offering, including those to be deposited in respect of ADSs, have been approved for official quotation on the NZSE and the ASX, such approval has not been withdrawn, and the Company is listed with the NZSE and admitted to the official list of the ASX (as an exempt foreign entity).

          (xi) No consent, approval, authorization, order, registration or qualification of or with any such court or governmental agency or body is required to be obtained by the Company for the issuance of Interim ADRs by the Interim Depositary, the deposit of any IRs with the Interim Depositary by the Trustee pursuant to the Interim Deposit Agreement, the deposit of any Shares with the Depositary by the Interim Depositary pursuant to the Deposit Agreement and the consummation by the Company of the transactions contemplated by this Agreement, the Interim Deposit Agreement and the Deposit Agreement, except (A) the registration under the Act of the Shares, the IRs and the Interim ADSs and (B) such consents, approvals, authorizations, orders, registrations or qualifications as may be required under state securities or Blue Sky laws in connection with the purchase and distribution of the Offered Shares by the International Underwriters, provided, however, that this representation shall not apply to any such consents, approvals, authorizations, orders, registrations or qualifications as may be required by laws of jurisdictions other than New Zealand and the United States.

          (xii) The deposit of any IRs with the Interim Depositary by the Trustee pursuant to the Interim Deposit Agreement, the deposit of any Shares with the Depositary by the Interim Depositary pursuant to the Deposit Agreement, the offer, sale and delivery of the Offered Shares (in the form of Shares or ADSs) by the International Underwriters and the compliance by the Company with the applicable provisions of this Agreement, the Interim Deposit Agreement and the Deposit Agreement, and the consummation by the Company of the transactions herein and therein contemplated will not conflict with or result in a breach by the Company or any Material Subsidiary or violation by the Company or any Material Subsidiary of any of the terms or provisions of, or constitute a default by the Company or any Material Subsidiary under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which the Company or any of the Material Subsidiaries is party or by which the Company or any of the Material Subsidiaries is bound or to which any property or asset, which is material to the Company and its subsidiaries considered as a whole, is subject, nor will any such action result in any violation of the provisions of the Company's Constitution or any statute or any regulation made under any statute of New Zealand or the United States (or any political subdivision thereof) or any order, rule or regulation of any court or governmental agency or body of New Zealand or the United States (or any political subdivision thereof) having jurisdiction over the Company or any of its subsidiaries or any of their properties or business assets.

          (xiii) This Agreement has been duly authorized, executed and delivered by the Company.

          (xiv) The Interim Deposit Agreement has been duly authorized, executed and delivered by the Company and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject as to enforcement to (A) bankruptcy, insolvency, fraudulent transfer, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and (B) general principles of equity; upon due issuance by the Interim Depositary of Interim ADRs evidencing Interim ADSs against the deposit of IRs in respect thereof in accordance with the Interim Deposit Agreement, such Interim ADRs will be duly and validly issued under the Interim Deposit Agreement and persons in whose names such Interim ADRs are registered will be entitled to the rights of registered holders of Interim ADRs specified therein and in the Interim Deposit Agreement.

          (xv) The Deposit Agreement has not been amended or terminated since April 1, 1997 and constitutes a valid and legally binding agreement of the Company, enforceable in accordance with its terms, subject as to enforcement to (A) bankruptcy, insolvency, fraudulent transfer, reorganization and other laws of general applicability relating to or affecting creditors' rights generally and (B) general principles of equity; upon due issuance by the Depositary of ADRs evidencing ADSs against the deposit of Shares in respect thereof in accordance with the Deposit Agreement, such ADRs will be duly and validly issued under the Deposit Agreement and persons in whose names such ADRs are registered will be entitled to the rights of registered holders of ADRs specified therein and in the Deposit Agreement; and the information in the Prospectus under the caption "Description of Interim American Depositary Receipts and American Depositary Receipts", to the extent that it constitutes a summary of the ADRs or the Deposit Agreement, fairly presents the information disclosed thereunder.

          (xvi) Except as set forth in the Prospectus, the Company and its subsidiaries possess such certificates, authorities or permits issued by the appropriate regulatory agencies or bodies necessary to conduct the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of proceedings relating to the revocation or modification of any such certificate, authority or permit which, when considered individually or in the aggregate, will have a material adverse effect on the business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered as a whole (a "Material Adverse Effect").

          (xvii) The Company and its subsidiaries own or have the right to use pursuant to license, sub-license, agreement or permission all patents, patent rights, licenses, inventions, copyrights, know-how (including trade secrets and other unpatented and/or unpatentable proprietary or confidential information, systems or procedures), trademarks, service marks and trade names material to the business of the Company and its subsidiaries considered as a whole and currently employed by them in connection with the business now operated by them, and neither the Company nor any of its subsidiaries has received any notice of infringement of or conflict with asserted rights of others with respect to any of the foregoing which, when considered individually or in the aggregate, will have a Material Adverse Effect.

          (xviii) The Company and its subsidiaries have no knowledge of any strike as that term is defined in section 61 of the Employment Contracts Act 1991 which is occurring or is threatened by any of their respective employees which would be expected to have a Material Adverse Effect.

          (xix) No holders of securities of the Company do or will have rights, pursuant to any agreement with the Company, to the registration of such securities under the Registration Statement or the F-6 Registration Statements.

          (xx) Except as set forth in the Prospectus, there are no legal or governmental proceedings pending to which the Company or any of its subsidiaries is a party or of which any property or assets of the Company or any of its subsidiaries is the subject in which there is a reasonable possibility of an adverse decision that could, individually or in the aggregate, have a Material Adverse Effect; and, to the best of the Company's knowledge, no such proceedings are threatened or contemplated by any governmental agency or body or threatened by others.

          (xxi) The financial statements included in each Registration Statement and the

     Prospectus present fairly the financial position of the Company and its consolidated subsidiaries as of the dates shown and their results of operations and cash flows for the periods shown, and, except as otherwise disclosed in the Prospectus, such financial statements have been prepared in conformity with generally accepted accounting principles in New Zealand applied on a consistent basis; the schedules included in the Registration Statement present fairly the information required to be stated therein; and Coopers & Lybrand, who have certified the financial statements and supporting schedules included in the Registration Statement, are independent public accountants as required by the Act and the Rules and Regulations thereunder.

          (xxii) Neither the Company nor any Material Subsidiary has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from earthquake, fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree otherwise than as set forth or contemplated in the Prospectus; and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the share capital of the Company or any Material Subsidiary, material decrease in the Company's consolidated working capital or material increase in the Company's consolidated short-term debt or consolidated long-term debt or any material adverse change or any development which the Company has reasonable cause to believe will involve a prospective material adverse change in or materially adversely affect the business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus.

          (xxiii) The Company is not, and after giving effect to the offering and sale of the Offered Shares will not be, an "investment company" as defined in the Investment Company Act of 1940.

          (xxiv) Subject to the provisions of the Treaty of Waitangi Act 1975 and the Treaty of Waitangi (State Enterprises) Act 1988, the Company and its subsidiaries have good and marketable title to all estates and interests in land held by them and which are material to the Company and its subsidiaries considered as a whole and for which certificates of title have been issued in their respective names and certificates of title are expected to be issued for all estates in fee simple in land held by them for which certificates of title have not yet issued; in each such case such estates and interests in land which are material to the Company and its subsidiaries considered as a whole are held free and clear of all liens, encumbrances and reservations, except such as do not materially affect the value of such estates and interests and land and do not materially interfere with the use made, or proposed to be made, of such estates and interests in land by the Company and its subsidiaries; and any land and buildings held under lease by the Company and its subsidiaries that are material to the Company and its subsidiaries considered as a whole are held by them under valid, subsisting and enforceable leases with such exceptions as are not material and do not materially interfere with the use made, and proposed to be made, of such land and buildings by the Company and its subsidiaries; and, to the extent that any estate or interest in land held by the Company or any of its subsidiaries is, or may be, subject to any claim under the Treaty of Waitangi Act 1975 or the Treaty of Waitangi (State Enterprises) Act 1988, the Company does not believe that any order or declaration that may be made by the Waitangi Tribunal in respect of such land will have a Material Adverse Effect.

          (xxv) The Company and its subsidiaries have good title to all personal property owned by them that is material to the Company and its subsidiaries considered as a whole, in each case free and clear of all liens, encumbrances and reservations except such as are described in the Prospectus or such as do not materially affect the value of such property of the Company or the relevant subsidiary, and do not materially interfere with the use made and proposed to be made of such property by the Company and its subsidiaries.

          (xxvi) Other than the entering into of this Agreement and the New Zealand and Australian Underwriting Agreement, the Company has not taken and will not take, directly or indirectly, any action which is designed to cause or result in, or which has constituted, or which might be expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (c) The Selling Shareholder represents and warrants to each International Underwriter as of the date hereof, as of the First Time of Delivery and as of each Time of Delivery, and agrees with each International Underwriter that:

          (i) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement: (A) on the Effective Date of the Initial Registration Statement and at the First Time of Delivery and each Time of Delivery, the Initial Registration Statement conformed and will conform in all material respects to the requirements of the Act and Rules and Regulations and did not and will not include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading, (B) on the Effective Date of the Additional Registration Statement (if any) and at the First Time of Delivery and each Time of Delivery, each Registration Statement conformed, or will conform, in all material respects to the requirements of the Act and the Rules and Regulations and did not include, or will not include, any untrue statement of a material fact and did not omit, or will not omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading, and (C) on the date of this Agreement, the Initial Registration Statement and, if the Effective Time of the Additional Registration Statement is prior to the execution and delivery of this

     Agreement, the Additional Registration Statement each conforms, and at the time of filing of the U.S. Prospectus pursuant to Rule 424(b) or (if no such filing is required) at the Effective Date of the Additional Registration Statement in which the U.S. Prospectus is included, and at the First Time of Delivery and each Time of Delivery, each Registration Statement and the U.S. Prospectus will conform, in all material respects to the requirements of the Act and the Rules and Regulations, and neither of such documents includes, or will include, any untrue statement of a material fact or omits, or will omit, to state any material fact required to be stated therein or necessary to make the statements therein not misleading. If the Effective Time of the Initial Registration Statement is subsequent to the execution and delivery of this Agreement: on the Effective Date of the Initial Registration Statement and at the First Time of Delivery and each Time of Delivery, the Initial Registration Statement and the U.S. Prospectus will conform in all material respects to the requirements of the Act and the Rules and Regulations, neither of such documents will include any untrue statement of a material fact or will omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading. The two preceding sentences do not apply to any statements in or omissions from a Registration Statement or the Prospectus made in reliance upon and in conformity with written information furnished to the Company or the Selling Shareholder by any International Underwriter through the Joint Global Coordinators expressly for use therein, it being understood and agreed that the only such written information so furnished by or on behalf of the International Underwriters is the Furnished Information.

          (ii) The Preliminary U.S. Prospectus and the Preliminary Rest of the World Offering Circular as of their respective dates did not, and the U.S. Prospectus and the Rest of the World Offering Circular and any further amendments and supplements thereto will not as of their respective dates and at the First Time of Delivery and each Time of Delivery, contain an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that this representation and warranty shall not apply to any statements or omissions made in reliance upon and in conformity with written information furnished to the Company or the Selling Shareholder by any International Underwriter through the Joint Global Coordinators expressly for use therein (it being understood that the only written information so furnished by or on behalf of the International Underwriters is the Furnished Information).

          (iii) The Selling Shareholder has been duly incorporated and is validly existing as a corporation in good standing under the laws of its jurisdiction of incorporation, with power and authority (corporate and other) to perform its obligations hereunder; and there exist no preemptive rights [created under any contract to which Ameritech or the Selling Shareholder is a party] with respect to the Offered Shares.

          (iv) This Agreement has been duly authorized, executed and delivered by the Selling Shareholder.

          (v) The Trust Deed has been duly authorized, executed and delivered by the Selling Shareholder and, when duly and validly authorized, executed and delivered by the Trustee, will constitute a valid and legally binding agreement of the Selling Shareholder enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; and the information in the Prospectus under the caption "Description of Instalment Receipts and Trust Deed", to the extent that it constitutes a summary of the IRs or the Trust Deed, fairly presents the information disclosed thereunder.

          (vi) The Selling Shareholder has full right, authority and power to enter into and perform its obligations under this Agreement, the Trust Deed and the Interim Deposit Agreement, to transfer Shares to the Trustee, to cause the Trustee to deposit IRs with the Interim Depositary and to sell, assign, transfer and deliver the Offered Shares (in the form of Shares or ADSs) to the International Underwriters upon payment of the First Instalment therefor.

          (vii) The Selling Shareholder has good and valid title to the Offered Shares, free and clear of all liens, encumbrances or claims; and with respect to each Time of Delivery, immediately prior to such Time of Delivery, the Selling Shareholder will have good and valid title to the Shares to be sold by the Selling Shareholder hereunder, free and clear of all liens, encumbrances or claims and upon delivery of the Shares (in the form of Shares or ADSs) to be delivered to the International Underwriters by the Selling Shareholder at such Time of Delivery pursuant to this Agreement and upon payment of the First Instalment therefor as provided herein (and assuming that each International Underwriter purchases Shares (in the form of Shares or ADSs) in good faith and without notice of any adverse claim within the meaning of the Uniform Commercial Code), full beneficial ownership thereof, free and clear of all liens, encumbrances or claims (subject to the Trust Deed, including the claim of the Selling Shareholder for payment of the Final Instalment and other amounts payable under the Trust Deed and the Security Interest in such Shares as defined in the Trust Deed (the "Security Interest")), will have passed to the several International Underwriters.

          (viii)  All consents, approvals, authorizations and orders necessary
     for the   execution, performance and delivery of this Agreement, the
     Interim Deposit Agreement and the Trust Deed by the Selling Shareholder, the transfer to the Trustee of any Shares by the Selling Shareholder pursuant to the Trust Deed, the deposit of any IRs with the Interim Depositary by the Trustee pursuant to the Deposit Agreement, the deposit of any Shares with the Depositary by the Interim Depositary pursuant to the Deposit Agreement, the offer, sale and delivery of the Offered Shares (in the form of Shares or

     ADS) by the International Underwriters and the consummation by the Selling Shareholder of the transactions contemplated by this Agreement, the Interim Deposit Agreement and the Trust Deed have been obtained, provided, however, that this representation shall not apply to any such consents, approvals, authorizations or orders as may be required by laws of jurisdictions other than New Zealand, Australia and the United States.

          (ix) The Interim Deposit Agreement has been duly authorized, executed and delivered by the Selling Shareholder and when duly and validly authorized, executed and delivered by the Interim Depositary, the Trustee and the Company, will constitute a valid and legally binding agreement of the Selling Shareholder enforceable in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and similar laws of general applicability relating to or affecting creditors' rights and to general equity principles; upon due issuance by the Interim Depositary of Interim ADRs evidencing Interim ADSs against the deposit of IRs in respect thereof in accordance with the Interim Deposit Agreement, such Interim ADRs will be duly and validly issued under the Interim Deposit Agreement and persons in whose names such Interim ADRs are registered will be entitled to the rights of registered holders of Interim ADRs specified therein and in the Interim Deposit Agreement; and the information in the Prospectus under the caption "Description of Interim American Depositary Receipts and American Depositary Receipts", to the extent that it constitutes a summary of the Interim ADRs or the Interim Deposit Agreement, fairly presents the information disclosed thereunder.

          (x) On or prior to each Time of Delivery, the Shares underlying any IRs to be sold and delivered by the Selling Shareholder at such Time of Delivery will have been transferred to the Trustee pursuant to the Trust Deed and the IRs underlying any Interim ADRs will have been deposited with the Interim Depositary pursuant to the Interim Deposit Agreement (as applicable); and upon transfer of such Shares to the Trustee, all right, title and interest in such Shares, subject to the Trust Deed, including the claim of the Selling Shareholder for payment of the Final Instalment and other amounts payable under the Trust Deed and the Security Interest, and the beneficial interest of the holders from time to time of such IRs in the Shares corresponding thereto, will be transferred to the Trustee.

          (xi) Except as described in the Prospectus, no stamp or other issuance or transfer taxes or duties, and no capital gains, income, withholding or other taxes are payable by or on behalf of the International Underwriters in connection with (A) the transfer by the Selling Shareholder of the Shares to the Trustee for the respective accounts of the International Underwriters in the manner contemplated by this Agreement,
     (B) the issuance by the Trustee of IRs to the International Underwriters,
     (C) the deposit of the IRs with the Interim Depositary as contemplated by the Interim Deposit Agreement, (D) the issuance by the Interim Depositary of Interim ADRs for the accounts of the International Underwriters, (E) the sale and delivery by the International Underwriters of the IRs or Interim ADSs to the initial purchasers thereof (other than (i) such taxes or duties arising in connection with any International Underwriter being "resident" in New Zealand as defined in the New Zealand Goods and Services Tax Act of 1985 and (ii) in respect of International Underwriters not resident in a jurisdiction which has an applicable double taxation treaty with New Zealand (it being noted that New Zealand has double taxation treaties with, among others, the United States and the United Kingdom), New Zealand income tax on the gain realized on the sale by such International Underwriters of the IRs or Interim ADSs to the initial purchasers thereof) or (F) the consummation of any other transaction contemplated in this Agreement as being directly connected to the sale of the Shares, the IRs or Interim ADRs by the Selling Shareholder to the International Underwriters or by the International Underwriters to the initial purchasers; provided, however, that this representation shall not apply to any such taxes or duties arising under the laws of jurisdictions other than New Zealand, Australia and the United States or with respect to witholding tax on dividends (if any) derived by the International Underwriters.

          (xii) The execution, delivery and performance of this Agreement, the Trust Deed and the Interim Deposit Agreement, the transfer to the Trustee of any Shares by the Selling Shareholder pursuant to the Trust Deed, the deposit of any IRs with the Interim Depositary by the Trustee pursuant to the Interim Deposit Agreement, the deposit of any Shares with the Depositary by the Interim Depositary pursuant to the Deposit Agreement, the offer, sale and delivery of the Offered Shares (in the form of Shares or ADSs) by the International Underwriters and the compliance by the Selling Shareholder with the applicable provisions of this Agreement, the Trust Deed and the Interim Deposit Agreement and the consummation of the transactions contemplated hereby or thereby do not and will not conflict with or result in a breach or violation of any of the terms and provisions of, or constitute a default under, any indenture, mortgage, deed of trust, loan agreement or other material agreement or instrument to which Ameritech or the Selling Shareholder is a party or by which Ameritech or the Selling Shareholder is bound, or to which any property or assets, which is material to Ameritech or the Selling Shareholder is subject, nor will such action result in any violation by Ameritech or the Selling Shareholder of the provisions of the charter or by-laws of Ameritech or the Selling Shareholder or any statute or regulation or any order, rule or regulation of any court or governmental agency or body having jurisdiction over Ameritech or the Selling Shareholder or such property or assets of Ameritech or the Selling Shareholder.

          (xiii) Upon payment of the Final Instalment and all other amounts payable under the Trust Deed in respect of each IR, the holder thereof will be entitled to one Share, with good and valid title thereto, free and clear of all liens, encumbrances, equities or claims.

          (xiv) Except as disclosed in the Prospectus, there are no contracts, agreements or understandings between Ameritech or any of its subsidiaries and any person that would give rise to a valid claim against Ameritech or any of its subsidiaries or any International Underwriter for a brokerage commission, finder's fee or other like payment in connection with the offer and sale of the Offered Shares.

          (xv) Other than the entering into of this Agreement and the New Zealand and Australian Underwriting Agreement, the Selling Shareholder has not taken and will not take, directly or indirectly, any action which is designed to cause or result in, or which has constituted, or which might be expected to cause or result in, stabilization or manipulation of the price of any security of the Company to facilitate the sale or resale of the Shares.

          (xvi) The Selling Shareholder is listed on the NZSE (in relation to the IRs) and the IRs have been approved for official quotation on the NZSE and the ASX (and in both cases such approval for quotation has not been withdrawn).

     3. Purchase, Sale and Delivery of Offered Shares. On the basis of the representations, warranties and agreements herein contained, but subject to the terms and conditions herein set forth, (a) the Selling Shareholder agrees to sell to each of the International Underwriters, and each of the International Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholder, at a purchase price (the "Share Purchase Price") per Firm Share as described below, the respective numbers of Firm Shares set forth opposite the name of such International Underwriter in Schedules I or II hereto (it being understood that the International Underwriters may elect to receive all or a portion of their allotments in the form of Shares or ADSs as provided for below) and (b) in the event and to the extent that the Joint Global Coordinators on behalf of the International Underwriters shall exercise the election to purchase Optional Shares as provided below, the Selling Shareholder agrees to sell to each of the International Underwriters, and each of the International Underwriters agrees, severally and not jointly, to purchase from the Selling Shareholder, at the Share Purchase Price per Optional Share, that portion of the number of Optional Shares as to which such election shall have been exercised (to be adjusted by you so as to eliminate fractional shares) determined by multiplying such number of Optional Shares by a fraction the numerator of which is the maximum number of Optional Shares which such International Underwriter is entitled to purchase as set forth opposite the name of such International Underwriter in Schedules I or II hereto and the denominator of which is the maximum number of the Optional Shares which all of the International Underwriters are entitled to purchase hereunder. The Share Purchase Price per Offered Share is equal to NZ$__ per Share less underwriting discounts equal to NZ$__ per Share. The Share Purchase Price per Offered Share shall be payable in instalments consisting of a first instalment of NZ$4.70 per Share (the "First Instalment") less underwriting discounts equal to NZ$_____ per Share and a final instalment of NZ$___ per Share (the "Final Instalment"), each payable as described in Section 5 hereof.

     The Selling Shareholder hereby grants to the Joint Global Coordinators on behalf of the International Underwriters the right to purchase at their election up to an aggregate of 39,734,606 Optional Shares, at the Share Purchase Price per Optional Share, for the sole purpose of covering over-allotments in the sale of the Firm Shares. Any such election to purchase Optional Shares may be exercised by written notice from the Joint Global Coordinators to the Selling Shareholder, given on a date within a period of 30 calendar days after the date of this Agreement setting forth the aggregate number of Optional Shares to be purchased and the date on which such Optional Shares are to be delivered (which date of delivery shall be, other than with respect to the First Time of Delivery, at least three business days after such notice is delivered unless the Selling Shareholder consents otherwise). With respect to the First Time of Delivery, such date of delivery shall be at least two business days after such notice is delivered unless the Selling Shareholder consents otherwise. No Optional Shares shall be sold or delivered unless the Firm Shares previously have been, or simultaneously are, sold and delivered. Upon such election and notice by the Joint Global Coordinators, the Selling Shareholder agrees to sell to the International Underwriters the Optional Shares specified in such notice and the International Underwriters agree, severally and not jointly, to purchase such Optional Shares. The right to purchase the Optional Shares or any portion thereof may be exercised from time to time and to the extent not previously exercised may be surrendered and terminated at any time upon notice by the Joint Global Coordinators to the Selling Shareholder. Payments of the First Instalment and Final Instalment in respect of the Optional Shares, if any, shall be made in a similar manner as the Firm Shares as described in Section 5 hereof.

     4. Offering by the Underwriters. It is understood that the several International Underwriters propose to offer the Firm Shares for sale upon the terms and conditions set forth in the Prospectus. Each International Underwriter hereby makes to, and agrees with, the Selling Shareholder and the Company the representations and agreements set forth in Annex C hereto.

     5. Initial Settlement. With respect to any portion of the Offered Shares to be purchased and sold hereunder at each Time of Delivery, Credit Suisse First Boston Corporation ("CSFBC"), on behalf of the International Underwriters, may elect to have ADSs in respect of such Shares delivered and paid for hereunder in lieu of, and in satisfaction of the Selling Shareholder's obligation to sell to the several International Underwriters and the several International Underwriters' obligation to purchase, such Shares. Notice of such election with respect to any Time of Delivery shall be given in writing by CSFBC, on behalf of the International Underwriters, to the Selling Shareholder prior to the Notification Time (as hereinafter defined) with respect to such Time of Delivery. The purchase price for each ADS so delivered in lieu of any Firm Shares (the "ADS Purchase Price") is equal to the sum of US$___ and the US$ equivalent (as determined and payable in accordance with the Trust Deed and the Interim Deposit Agreement) of NZ$___ per ADS, less underwriting discounts equal to US$_____ per ADS and the purchase price per ADS for any ADSs so delivered in lieu of any Optional Shares shall be the ADS Purchase Price less such underwriting discounts. The ADS

Purchase Price shall be payable in instalments consisting of a first instalment of US$___ per ADS (the "First ADS Instalment") less underwriting discounts equal to US$_____ per ADS and a final instalment of the US$ equivalent of NZ$____ per ADS (the "Final ADS Instalment") as determined and payable in accordance with the Trust Deed and Interim Deposit Agreement. Payment of the First Instalment for the Offered Shares, and the First ADS Instalment in the case of any such Shares taken in the form of ADSs, shall be made at each Time of Delivery and the Final Instalment for such Shares shall be payable as set forth in the Trust Deed and Interim Deposit Agreement (the "Final Instalment Due Date").

     With respect to each Time of Delivery, the Shares, in the form of IRs, to be acquired by each of the International Underwriters hereunder at such Time of Delivery and, if an election has been made in accordance with the preceding paragraph, one or more Interim ADRs evidencing the Interim ADSs to be acquired by each International Underwriter at such Time of Delivery, shall be delivered by or on behalf of the Selling Shareholder, as described in the next succeeding paragraph, against payment by CSFBC, on behalf of the International Underwriters, for each Share or Interim ADS as described in Section 3 or the first paragraph of Section 5 hereof, as the case may be, multiplied by the number of Shares or Interim ADSs, respectively, to be delivered at such Time of Delivery.

     Upon payment of the First Instalment in respect of such Shares, and of the First ADS Instalment with respect to any Shares taken in the form of ADSs, the Selling Shareholder will transfer legal title to the Shares to the Trustee to hold such Shares in trust pursuant to the Trust Deed. Certificates representing any Shares, in the form of IRs, to be delivered at each Time of Delivery by or on behalf of the Selling Shareholder shall be delivered to the accounts to be specified by Credit Suisse First Boston (Europe) Limited ("CSFBL"), on behalf of the International Underwriters, at their designated nominee or nominees in New Zealand, in such respective portions and also to such other accounts as CSFBL, on behalf of the International Underwriters, may designate, upon notice to the Selling Shareholder given on or prior to the Notification Time with respect to such Time of Delivery. If an election has been made to purchase ADSs in respect of any of the Shares, with respect to each Time of Delivery, Interim ADRs evidencing the Interim ADSs to be acquired by an International Underwriter pursuant to such election shall be delivered through the book entry facilities of The Depository Trust Company ("DTC") by or on behalf of the Selling Shareholder to CSFBC for the account of such International Underwriter. The delivery or transfer of Shares (in the form of IRs or Interim ADSs) to be purchased and sold hereunder at a Time of Delivery shall be made against payment therefor and DTC and the Selling Shareholder shall have furnished or caused to be furnished to you at such Time of Delivery certificates or other evidence reasonably satisfactory to you of the execution in favor of the International Underwriters of the book entry transfer, whether by delivery to the nominee in New Zealand or to the custodian for DTC. The term "Notification Time", with respect to any Time of Delivery, shall mean not later than _____, Wellington, New Zealand time, on April __, 1998 with respect to the first Time of Delivery and not later than _____, Wellington, New Zealand time, on the second business day prior to the second Time of Delivery, if any.

     The time and date of such delivery and payment shall be, with respect to the Firm Shares (in the form of IRs), at or before _____, Wellington, New Zealand time, on April __, 1998, and, with respect to the Optional Shares (in the form of IRs), at or before _____, Wellington, New Zealand time, on the date specified by you in the written notice given by you of the International Underwriters' election to purchase such Optional Shares. The time and date of such delivery and payment shall be, with respect to the Firm Shares (in the form of ADSs), at or before _____, Wellington, New Zealand time, on April __, 1998, and, with respect to the Optional Shares (in the form of ADSs), at or before _____, Wellington, New Zealand time, on the date specified by you in the written notice given by you of the International Underwriters' election to purchase such Optional Shares (provided, however, that in each such case such delivery and payment shall become in all other respects unconditional as of the time and date of the corresponding delivery and payment for Firm Shares or Optional Shares (in the form of IRs)). The written notice given by you with respect to the purchase of Optional Shares shall specify the number of Shares (including the number represented by Shares and ADSs, respectively). Payment for the Firm Shares and the Optional Shares, respectively (other than for Shares represented by ADSs), shall be made in New Zealand dollars in same day funds to the Selling Shareholder at the account specified to CSFBL, on behalf of the International Underwriters, in writing by the Selling Shareholder. Payment for the Firm Shares and the Optional Shares, respectively, that are represented by ADSs shall be made in U.S. dollars in same day funds to the Selling Shareholder at the account specified to CSFBC, on behalf of the International Underwriters, in writing by the Selling Shareholder. Such time and date for delivery of the Firm Shares is herein call the "First Time of Delivery" and each time and date for delivery of the Optional Shares, if not the First Time of Delivery, is herein called a "Time of Delivery". Unless the context otherwise requires, references to a Time of Delivery include the First Time of Delivery. For purposes of Rule 15c6-1 under the Exchange Act, the First Time of Delivery (if later than the otherwise applicable settlement date) shall be the settlement date for payment of funds and delivery of securities for all the Firm Shares sold pursuant to the Global Offering.

     If applicable, ADR certificates evidencing ADSs to be delivered at each Time of Delivery will be made available for checking and packaging at least 24 hours prior to each Time of Delivery at the office of the Depositary in New York City, New York. Such ADR certificates will be available for release at each Time of Delivery at said office of the Depositary.

     IR holders may transfer or sell their IRs subject to the terms of the Trust Deed and Interim ADS holders may transfer or sell their Interim ADSs, evidenced by Interim ADRs, subject to the terms of the Interim Deposit Agreement and the Trust Deed. Upon registration of a transfer of an IR or Interim ADS, as evidenced by an Interim ADR, the transferor is discharged from any liability to pay the Final Instalment or the Final ADS Instalment, as the case may be. The Trust Deed and the Interim Deposit Agreement provide that, when a transferee becomes a registered holder of an IR or Interim ADS, as evidenced by an Interim ADR, that transferee becomes bound by all of the terms of the Trust Deed, the IR, the Interim

ADS and the Interim Deposit Agreement, as applicable, including the obligation to pay the Final Instalment or Final ADS Instalment. Therefore, notwithstanding anything herein to the contrary, the Selling Shareholder acknowledges and agrees that, upon registration of transfer of the IRs and Interim ADSs by the International Underwriters, such International Underwriters shall have no liability or obligation whatsoever with respect to the payment of the Final Instalment with respect to the IRs and the Final ADS Instalment with respect to the Interim ADSs so transferred.

     The documents to be delivered at each Time of Delivery by or on behalf of the parties hereto pursuant to Section 8 hereof, including the cross-receipts for the Shares and ADSs, will be delivered at the offices of Chapman Tripp Sheffield Young (the "Closing Location") and, if applicable, the ADSs will be delivered as specified above, all at such Time of Delivery. A meeting will be held at the Closing Location at 1:00 P.M., Wellington, New Zealand time, on the Business Day next preceding such Time of Delivery, at which meeting the final drafts of the documents to be delivered pursuant to the preceding sentence will be available for review by the parties hereto. For the purposes of this Section 5, "Business Day" shall mean each Monday, Tuesday, Wednesday, Thursday and Friday which is a day settlements are allowed to take place on the NYSE and which is not a day on which banking institutions in New York, New York or Wellington, New Zealand are generally authorized or obligated by law or executive order to close.

     6. Certain Agreements of the Company and the Selling Shareholder. (a) The Company agrees with the several International Underwriters and the Selling Shareholder as follows:

          (i) If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the Company will file the U.S. Prospectus with the Commission pursuant to and in accordance with subparagraph (1) (or, if applicable and if consented to by the Joint Global Coordinators, subparagraph (4)) of Rule 424(b) not later than the earlier of (A) the second business day following the execution and delivery of this Agreement or (B) the fifteenth business day after the Effective Date of the Initial Registration Statement.

     The Company will advise the Joint Global Coordinators promptly of any such filing pursuant to Rule 424(b). If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement and an additional registration statement is necessary to register a portion of the Offered Shares under the Act but the Effective Time thereof has not occurred as of such execution and delivery, the Company will file the additional registration statement or, if filed, will file a post-effective amendment thereto with the Commission pursuant to and in accordance with Rule 462(b) on or prior to 10:00 P.M., New York time, on the date of this Agreement or, if earlier, on or prior to the time the U.S. Prospectus is printed and distributed to any International Underwriter, or will make such filing at such later date as shall have been consented to by the Joint Global Coordinators.

          (ii) The Company will advise the Joint Global Coordinators and the Selling Shareholder promptly of any proposal to amend or supplement (whether directly or by incorporation by reference) the initial or any additional registration statement as filed or the related prospectus or the Initial Registration Statement, the Additional Registration Statement (if any) or the Prospectus or the F-6 Registration Statements and will not effect such amendment or supplementation without the Joint Global Coordinators' prior consent; and the Company will also advise the Joint Global Coordinators promptly of the effectiveness of each Registration Statement (if its Effective Time is subsequent to the execution and delivery of this Agreement) and each F-6 Registration Statement (if their effectiveness is subsequent to the execution and delivery of this Agreement) and of any amendment or supplementation of the Registration Statement or the Prospectus or the F-6 Registration Statements and of the institution by the Commission of any stop order proceedings in respect of a Registration Statement or the F-6 Registration Statements and will use its best efforts to prevent the issuance of any such stop order and to obtain as soon as possible its lifting, if issued.

          (iii) The Company will comply with the Act and the Rules and Regulations and the Exchange Act and the 1934 Act Regulations so as to permit the completion of the distribution of the Offered Shares as contemplated in this Agreement and in the Prospectus. If, at any time after nine months after the time of the issue of the Prospectus, when a prospectus relating to the Offered Shares is required to be delivered under the Act in connection with sales by any International Underwriter or dealer, any event occurs as a result of which it is necessary, in the opinion of counsel for the International Underwriters or for the Company, to amend the Registration Statement or amend or supplement the Prospectus in order that the Prospectus would not include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, or if it is necessary, in the opinion of such counsel, at any time to amend the Registration Statement or the Prospectus to comply with the Act and the Rules and Regulations, the Company will promptly notify the Joint Global Coordinators of such event and will promptly prepare and, in the case of the U.S. Prospectus, file with the Commission, at its own expense, an amendment or supplement which will correct such statement or omission or an amendment which will effect such compliance. Neither the Joint Global Coordinators' consent to, nor the International Underwriters' delivery of, any such amendment or supplement shall constitute a waiver of any of the conditions set forth in Section 8.

          (iv) As soon as practicable, but not later than the Availability Date (as defined below), the Company will make generally available to its securityholders an earnings statement covering a period of at least 12 months beginning after the Effective Date of the Initial Registration Statement (or, if later, the Effective Date of the

     Additional Registration Statement) which will satisfy the provisions of
     Section 11(a) of the Act. For the purpose of the preceding sentence, "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes such Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 120/th/ day after the end of such fourth fiscal quarter.

          (v) The Company will furnish to the Joint Global Coordinators or the Selling Shareholder ____ copies of the Registration Statement and the F-6 Registration Statements (each of which will be signed and will include all exhibits), each preliminary prospectus relating to the Offered Shares, and, so long as delivery of a prospectus relating to the Offered Shares, pursuant to Section 6(a)(iii) of this Agreement, is required to be delivered under the Act in connection with sales by any International Underwriter or dealer, the U.S. Prospectus and all amendments and supplements to such documents, in each case in such quantities as the Joint Global Coordinators and the Selling Shareholder may request. The U.S. Prospectus shall be so furnished on or prior to 3:00 P.M., New York time, on the business day following the later of the execution and delivery of this Agreement or the Effective Time of the Initial Registration Statement. All other such documents shall be so furnished as soon as available. The Selling Shareholder will pay the expenses of printing and distributing to the Joint Global Coordinators all such documents.

          (vi) Promptly from time to time, the Company shall take such action as the Joint Global Coordinators may reasonably request to qualify the Offered Shares for offering and sale under the securities laws of such jurisdiction as the Joint Global Coordinators may reasonably request and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for as long as may be necessary to complete the distribution provided that in connection therewith the Company shall not be required to qualify as a foreign corporation or to file a general consent to service of process in any jurisdiction.

          (vii) During the period of three years hereafter, the Company will furnish to the Joint Global Coordinators and, upon request, to each of the other International Underwriters, as soon as practicable after the end of each fiscal year, a copy of its annual report to shareholders for such year; and the Company will furnish to the Joint Global Coordinators (i) as soon as available, a copy of each report of the Company filed with the Commission under the Exchange Act or mailed to shareholders, and (ii) from time to time, such other information concerning the Company as the Joint Global Coordinators may reasonably request.

          (viii) The Company will furnish to its shareholders (including holders of IRs) as soon as practicable after the end of (A) the first six months of each fiscal year and each fiscal year a semi-annual report and an annual report respectively, (including a balance sheet and statements of income, shareholders' equity and cash flow of the Company and its consolidated subsidiaries (certified, in the case of the annual report, by independent public accountants), including a reconciliation to generally accepted accounting principles in the United States ("U.S. GAAP") and (B) each of the first and third quarters of each fiscal year (beginning with the fiscal quarter ending after the effective date of the Registration Statement), consolidated summary, financial information of the Company and its subsidiaries, including a reconciliation to U.S. GAAP for such quarter in reasonable detail.

          (ix) Promptly after receipt thereof to inform the Joint Global Coordinators and the Selling Shareholder of any written communications received by the Company from the NZSE, the ASX, the NYSE, SEAQ International, the New Zealand Securities Commission, the Australian Securities Commission or the Commission and any written communications from any other regulatory agency or authority which, in each case, could have an effect other than an insignificant effect, on the offering of the Offered Shares or the Global Offering or relating to the distribution, form, content or use of any of the Preliminary Prospectus, the Prospectus, the New Zealand Prospectus or the Australian Prospectus and to furnish the Joint Global Coordinators and the Selling Shareholder with copies of any such written communications thereof.

          (x) The Company will use its best efforts to (A) maintain its listing with the NZSE and the ASX (as an exempt foreign entity) and quotation of the Shares on the NZSE and the ASX ; (B) maintain the listing and quotation of the ADSs on the NYSE; (C) cause and maintain the quotation of the Shares and IRs to be sold in the Global Offering on the NZSE and the ASX; (D) cause and maintain the listing of the ADSs and Interim ADSs to be sold in the Global Offering on the NYSE; and (E) cause and maintain the quotation of the IRs and Interim ADSs on SEAQ International.

          (xi) During the period commencing on the date hereof and ending on the date 60 days after the date hereof, the Company will not (i) directly or indirectly, offer, sell, contract to sell, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or file with the Commission a registration statement under the Act relating to, any Shares (other than the Offered Shares) or securities convertible into or exchangeable or exercisable for Shares, or deposit any such securities in an American depositary receipt facility, or publicly disclose the intention to make any such offer, sale, pledge, disposal, filing or deposit, or (ii) enter into any swap or any other agreement or any transaction that transfers in whole, or in part, directly or indirectly, the economic consequence of ownership of the Shares, whether any such swap or transaction described in clause (i) and
     (ii) above is to be settled by delivery of Shares or such other securities in cash or otherwise, in each case without the prior written consent of the Joint Global Coordinators, except for (a) the grant of employee share options pursuant to the terms of a plan in effect on the date hereof or the issuance of securities in respect of the exercise of any such options and (b) the issuance of additional capital securities similar to those that are currently outstanding.

          (xii) The Company will comply with the terms of each of the Interim Deposit Agreement and the Deposit Agreement.

          (xiii) The Company shall not, without the prior written consent of the Selling Shareholder and the Joint Global Coordinators, permit the incorporation by reference into the Registration Statement of any part or all of any Form 6-K submitted to the Commission by the Company.

          (xiv) The Selling Shareholder and Ameritech shall be entitled to rely on the representations and warranties of the Company set out in Section 2(b) as if those representations and warranties had been made in favor of the Selling Shareholder and Ameritech. The Company's liability to the Selling Shareholder in respect of such representations and warranties shall be limited to any amount recovered by the Company under the Agreed Insurance Policy (as defined in the Deed of Indemnity between the Company and the Selling Shareholder dated March 13, 1998) in respect of that liability except to the extent that such liability results from:

                    (A) an act or omission of the Company or any director, officer or employee of the Company which constitutes:

                         (aa) wilful misconduct, recklessness or gross
               negligence; or

                         (bb) conduct which the relevant person did not
               reasonably believe to be in, or not opposed to, the best interests of the Company or the Selling Shareholder;

                    (B) a statement made by the Company or any director, officer or employee of the Company to the extent that such statement was:

                              (aa)  knowingly false; or

                              (bb)  made with gross negligence,

                    in which event there shall be no such limit on the Company's liability to the Selling Shareholder under this Section 6(a)(xiv).

     (b) The Selling Shareholder agrees with the several International Underwriters and the Company as follows:

          (i) The Selling Shareholder will indemnify and hold harmless the

     International Underwriters against any New Zealand documentary, stamp, transaction, registration or similar tax, including any interest and penalties, in relation to the creation, issuance and sale of the Offered Shares and on the execution and delivery of this Agreement. All payments to be made by the Selling Shareholder hereunder shall be made without withholding or deduction for or on account of any present or future taxes, duties or governmental charges whatsoever unless the Selling Shareholder is compelled by law to deduct or withhold such taxes, duties or charges. In that event, the Selling Shareholder shall pay such additional amounts as may be necessary in order that the net amounts received after such withholding or deduction shall equal the amounts that would have been received if no withholding or deduction had been made.

          (ii) If, at any time prior to the date on which the initial distribution of the Shares in the Global Offering has been completed, or for as long as a Prospectus is required to be delivered by law, as determined by the Joint Global Coordinators, the Selling Shareholder has knowledge of the occurrence of any event as a result of which the Prospectus as then amended or supplemented would include an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading, the Selling Shareholder will promptly notify the Company and the Joint Global Coordinators thereof and the reasons therefor.

          (iii) Subject to the terms and conditions of this Agreement, the Selling Shareholder will transfer the Offered Shares to be sold at each Time of Delivery to the Trustee in accordance with the terms of the Trust Deed and the Selling Shareholder will comply with the terms of the Trust Deed.

          (iv) (A) The Selling Shareholder will approve and procure the furnishing to the International Underwriters of the relevant copies of the Prospectus in such quantities as you may from time to time reasonably request and (B) if the Company is required to prepare an amended or supplemented Prospectus pursuant to Section 6(a)(iii), upon your request will approve the furnishing without charge to each International Underwriter and to any dealer in securities of as many copies as you may from time to time reasonably request of the document so prepared.

          (v) During the period commencing on the date hereof and ending on the date 60 days after the date hereof, the Selling Shareholder will not (i) directly or indirectly offer, sell, contract to sell, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, or cause the Company to file with the Commission a registration statement under the Act relating to, any Shares (other than the Offered Shares) or securities convertible into or exchangeable or exercisable for Shares, or deposit any such securities in an American depositary receipt facility, or publicly disclose the intention to make any such offer, sale, pledge, disposal, filing or deposit, or (ii) enter into any swap or any other agreement or any transaction that transfers in whole, or in part, directly or indirectly, the economic consequence of ownership of the Shares, whether any such swap or transaction described in clause (i) and (ii) above is to be settled by delivery of Shares or such other securities in cash or otherwise, in each case without the prior written consent of the Joint Global Coordinators.

          (vi) The Selling Shareholder will take all reasonable steps to maintain (i) its listing (in relation to the IRs) on the NZSE; and (ii) quotation of the IRs on the NZSE and the ASX .

          (vii) The Company shall be entitled to rely on the representations and warranties of the Selling Shareholder set out in Section 2(c) as if those representations and warranties had been made in favor of the Company.

     7. Payment of Expenses. The Selling Shareholder and the Company will (in accordance with the payment arrangements agreed between them) arrange for payment of, or (where relevant) arrange for the reimbursement to the International Underwriters of, the following: (i) the fees, disbursements and expenses of accountants for the Company in connection with the Global Offering;
(ii) reasonable marketing expenses and the reasonable costs of advertisements and the Company's and the Selling Shareholder's roadshow expenses (including any reasonable travel expenses of the Selling Shareholder's representatives, the Company's officers and employees and the Joint Global Coordinators' officers and employees, and any other reasonable expenses of the Selling Shareholder, the Company and the Joint Global Coordinators in connection with attending or hosting meetings with prospective purchasers of the Offered Shares); (iii) the fees, disbursements and expenses of U.S., New Zealand and all other counsel for the Company and the Selling Shareholder; (iv) the taxes described in Section 6(b)(i) hereof; (v) any costs incurred in connection with the admission of the IRs and Interim ADSs for trading on SEAQ International, the admission and listing of the IRs and Shares for trading on the NZSE and the ASX, and the admission and listing of the Interim ADSs and ADSs for trading on the NYSE and the qualification of the Shares (in the form of Shares or ADSs) for offering and sale under the laws of such jurisdictions as the Joint Global Coordinators designate and under state securities laws as provided in Section 6(a)(vi) hereof, including the reasonable fees and disbursements of counsel for the International Underwriters in connection with such qualification; (vi) any filing fees relating to the IRs, Shares, Interim ADSs and ADSs or the offer and sale thereof, including but not limited to the filing fees of the Commission, any U.S. state securities commission or Canadian provinces; (vii) the reasonable fees and disbursements of U.S. counsel to the International Underwriters in connection with compliance with the rules of the National Association of Securities Dealers, Inc. of the underwriting arrangements; (viii) the costs and expenses incurred or charged by printers in connection with the processing, reproducing and printing of the Preliminary Prospectus, the Prospectus, the New Zealand Prospectus, the Australian Prospectus and any amendments and supplements thereto and the mailing and delivering of copies thereof to the

International Underwriters and dealers; (ix) the costs and charges of the Interim Depositary, Depositary, custodian and any transfer agent or registrar which relate to the establishment of the Interim ADR facility and the ADR facility or the cost of preparing share certificates, Interim ADRs or ADRs; (x) the costs and charges of the Trustee in connection with the Trust Deed; and (xi) any and all other expenses incidental to the performance of their obligations under this Agreement, the Interim Deposit Agreement, the Deposit Agreement and the Trust Deed.

     It is understood however that the foregoing in this Section 7 shall be without prejudice to any separate arrangement between or among the Company, Ameritech, the Selling Shareholder or any of their respective vendors, attorneys or accountants with respect to such costs, charges and expenses.

     8. Conditions of the Obligations of the International Underwriters. The obligations of the several International Underwriters, as to the Offered Shares at each Time of Delivery (in the form of ADSs or Shares), will be subject to the accuracy of the representations and warranties on the part of the Company and the Selling Shareholder herein and on the part of Ameritech in the International Guaranty, to the accuracy of the statements of Company's officers and the Selling Shareholder's officers made pursuant to the provisions hereof and Ameritech's officers made pursuant to the provisions of the International Guaranty, to the performance by the Company and the Selling Shareholder of their respective obligations hereunder and the performance of Ameritech of its obligations under the International Guaranty and to the following additional conditions precedent:

          (a) If the Effective Time of the Initial Registration Statement is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by the Joint Global Coordinators. If the Effective Time of the Additional Registration Statement (if any) is not prior to the execution and delivery of this Agreement, such Effective Time shall have occurred not later than 10:00 P.M., New York time, on the date of this Agreement or, if earlier, the time the Prospectus is printed and distributed to any International Underwriter, or shall have occurred at such later date as shall have been consented to by the Joint Global Coordinators. If the Effective Time of the Initial Registration Statement is prior to the execution and delivery of this Agreement, the U.S. Prospectus shall have been filed with the Commission in accordance with the Rules and Regulations and Section 6(a)(i) of this Agreement. Each F-6 Registration Statement shall have been declared effective not later than 10:00 P.M., New York time, on the date of this Agreement or such later date as shall have been consented to by the Joint Global Coordinators. Prior to such Time of Delivery, no stop order suspending the effectiveness of a Registration Statement or the F-6 Registration Statements shall have been issued and no proceedings for that purpose shall have been instituted or, to the knowledge of the Company, the Selling Shareholder or the Joint Global Coordinators, shall be contemplated by the

     Commission.

          (b) Subsequent to the execution and delivery of this Agreement, there shall not have occurred: (i) any change, or any development or event involving a prospective change, in the business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered as a whole; (ii) any suspension or material limitation of trading in securities generally on the NZSE, ASX, LSE or the NYSE, or any setting of minimum or maximum prices for trading on any such exchange or any suspension of trading of any securities of the Company on any exchange or in the over-the-counter market; (iii) any banking moratorium declared by New Zealand, U.S. Federal or New York authorities;
     (iv) any outbreak or escalation of major hostilities or any other substantial national or international calamity or emergency; (v) any change or development involving a prospective change in national or international political, financial, economic or financial market conditions or (vi) any material change or an official announcement of a material change in New Zealand, Australian or United States taxation affecting the Company, the Shares or the consummation of the transactions contemplated in this Agreement, provided, in the case of each matter referred to in the preceding clauses (i) through (vi), that the effect of such matter is, in the judgment of the Joint Global Coordinators after consultation, to the extent practicable, with the Selling Shareholder, so material and adverse as to make it impractical or inadvisable to proceed with completion of the public offering or the sale of and payment for the Offered Shares.

          (c) Kirkland & Ellis, as U.S. counsel for the Company and as U.S. counsel for Ameritech and the Selling Shareholder, shall have furnished to you their written opinion or opinions, dated such Time of Delivery, substantially to the effect set forth in Annex D hereto.

          (d) Chapman Tripp Sheffield Young, New Zealand counsel for the Company, shall have furnished to you their written opinion or opinions, dated such Time of Delivery, substantially to the effect set forth in Annex E hereto.

          (e) Malcolm Gillespie, general counsel of the Company, shall have furnished to you his written opinion or opinions, dated such Time of Delivery, substantially to the effect set forth in Annex F hereto.

          (f) Russell McVeagh, McKenzie Bartleet & Co., New Zealand counsel for the Selling Shareholder, shall have furnished to you their written opinion or opinions, dated such Time of Delivery, substantially to the effect set forth in Annex G hereto.

          (g) Shearman & Sterling, U.S. counsel for the International Underwriters; shall have furnished to you their written opinion or opinions, dated such Time of Delivery, with respect to the validity of the ADSs delivered at such Time of Delivery, the Registration Statement, the Prospectus and other related matters as you may require.

          (h) Simpson Grierson, New Zealand counsel for the International Underwriters, shall have furnished to you their written opinion or opinions, dated such Time of Delivery, with respect to the incorporation of the Company, the validity of the Shares delivered at such Time of Delivery and other related matters as you may require.

          (i) Emmet, Marvin & Martin, U.S. counsel for the Depositary, shall have furnished to you their written opinion or opinions, dated such Time of Delivery, substantially to the effect set forth in Annex H hereto.

          (j) Bell Gully Buddle Weir, New Zealand counsel for the Trustee, shall have furnished to you their written opinion or opinions, dated such Time of Delivery, substantially to the effect set forth in Annex I hereto.

          (k) Bruce B. Howat, [general counsel] for Ameritech and the Selling Shareholder, shall have furnished to you his written opinion or opinions dated such Time of Delivery, substantially to the effect set forth in Annex J hereto.

          (l) Simpson Grierson, special New Zealand tax counsel for Ameritech and the Selling Shareholder, shall have furnished to you their written opinion or opinions, dated such Time of Delivery substantially to the effect set forth in Annex K hereto.

          (m) Coopers & Lybrand shall have furnished to you, Ameritech, the Selling Shareholder and the Company a letter or letters, (A) on the date hereof, dated the date of delivery thereof, in form and substance satisfactory to you, based upon procedures described in their letter carried out to a date not more than three days prior to the date hereof and
     (B) at each Time of Delivery, dated the date of delivery thereof, in form and substance satisfactory to you, based upon procedures described in their letter carried out to a date not more than three days prior to each Time of Delivery.

          (n) The Interim ADSs to be sold by the Selling Shareholder at such Time of Delivery shall have been duly listed, and subject to notice of issuance, on the NYSE, the Company shall have been duly admitted to the official list of the NZSE, the Shares, including those to be deposited in respect of ADSs, shall have been approved for official quotation on the NZSE and the ASX and the Interim ADSs and the IRs shall have been approved for quotation and trading through SEAQ International.

          (o) The Interim Depositary shall have furnished or caused to be furnished to the International Underwriters a certificate satisfactory to the Joint Global Coordinators with respect to the deposit with it of the IRs represented by the Interim ADSs against issuance of the Interim ADRs evidencing the Interim ADSs, the execution, issuance, countersignature and delivery of the Interim ADRs evidencing the Interim ADSs pursuant to the Interim Deposit Agreement and such other matters related thereto as the Joint Global Coordinators reasonably request.

          (p) The Trustee shall have furnished or caused to be furnished to the International Underwriters a certificate satisfactory to the Joint Global Coordinators with respect to the enforceability of the Trust Deed against the Trustee and such other matters related thereto as the Joint Global Coordinators reasonably request.

          (q) You shall have received a certificate, dated such Time of Delivery, of the Chief Executive Officer and a principal financial or accounting officer of the Company in which such officers, to the best of their knowledge after reasonable investigation, shall state that: (i) the representations and warranties of the Company in this Agreement are true and correct at such Time of Delivery as if given on such Time of Delivery;
     (ii) the Company has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Time of Delivery; (iii) no order, ruling or determination having the effect of ceasing the trading or suspending the sale of Shares, Instalment Receipts, Interim ADRs or ADS or any related security or any other securities of the Company has been issued by any stock exchange, securities authority or other regulatory authority and is continuing in effect and no proceedings for such purpose have been instituted and are continuing or are pending or contemplated or threatened, no stop order suspending the effectiveness of any Registration Statement, the F-6 Registration Statements or the Form 8-A Registration Statement have been issued and no proceedings for that purpose have been instituted or are contemplated by the Commission; (iv) the Additional Registration Statement (if any) satisfying the requirements of subparagraphs (1) and (3) of Rule 462(b) was filed pursuant to Rule 462(b), including payment of the applicable filing fee in accordance with Rule 111(a) or (b) under the Act, prior to the time the U.S. Prospectus was printed and distributed to any International Underwriter; and (v) neither the Company nor any Material Subsidiary has sustained since the date of the latest audited financial statements included in the Prospectus any material loss or interference with its business from earthquake, fire, explosion, flood or other calamity, whether or not covered by insurance, or from any labor dispute or court or governmental action, order or decree otherwise than as set forth or contemplated in the Prospectus, and, since the respective dates as of which information is given in the Registration Statement and the Prospectus, there has not been any change in the capital stock of the Company or any Material Subsidiary, material decrease in the Company's consolidated working capital or material increase in the Company's consolidated short-term debt or consolidated long-term debt or any material adverse change or any development which the Company has reasonable cause to believe will involve a prospective material adverse change in or materially adversely affect the business, financial position, shareholders' equity or results of operations of the Company and its subsidiaries considered as a whole, otherwise than as set forth or contemplated in the Prospectus.

          (r) You shall have received a certificate, dated such Time of Delivery, of officers (the President or a Vice President and a principal financial or accounting officer) of the Selling Shareholder that shall state that (i) the representations and warranties of the Selling Shareholder in this Agreement are true and correct at such Time of Delivery as if given on such Time of Delivery and (ii) the Selling Shareholder has complied with all agreements and satisfied all conditions on its part to be performed or satisfied hereunder at or prior to such Time of Delivery.

          (s) You shall have also received a certificate, dated such Time of Delivery, of the duly appointed Secretary of the Company certifying as to:
     (i) the trueness and completeness of the Constitution of the Company (as attached to such certificate) in full force and effect from ___________, the date of reregistration of the Company under the New Zealand Companies Act 1993; (ii) the absence of any amendment or other document (or any action taken or contemplated by the Company, its directors or officers, or to the best knowledge of such secretary, its shareholders, in contemplation of any such amendment) relating to or affecting the Constitution of the Company or any action taken by the Company, its directors or officers, or to the best knowledge of such secretary, its shareholders, in contemplation of the liquidation or dissolution of the Company; (iii) the absence of any proceedings towards the merger, consolidation, sale of assets outside the ordinary course of business, liquidation or dissolution of the Company that have been taken or, to the best knowledge of such secretary are pending, or any steps taken by the directors or, to the best knowledge of such secretary, the shareholders of the Company, to authorize or institute the foregoing, (iv) the trueness and completeness of the resolutions (as attached to such certificate) adopted at meetings held by the Board of Directors of the Company in connection with the offering, at which meeting a quorum was present and acting throughout; absence of any amendments, modifications or recisions to such resolutions which remain in full force and effect; and such resolutions being the only resolutions necessary in connection with the offering; (v) the Registration Statement, the F-6 Registration Statements, the Prospectus, this Agreement, the Interim Deposit Agreement and the Deposit Agreement are in substantially the form approved by the Board of Directors of the Company or by persons authorized by the Board of Directors of the Company; (vi) to the best knowledge of such secretary, all written communication between the Company, its officers and employees, the Company's accountants, counsel or representatives (other than the International Underwriters) on one hand and the Commission or its staff on the other relating to the Registration Statement, the F-6 Registration Statements or the Form 8-A Registration Statement have been provided to the Joint Global Coordinators or their counsel; (vii) each director or officer of the Company who signed the Registration Statements, the F-6 Registration Statements, or the Form 8-A Registration Statement, this Agreement, the Interim Deposit Agreement and any other document delivered on or prior to the date of such certificate in connection with the transactions described in this Agreement was, at the time of signing and delivery or filing with the Commission, duly elected or appointed, qualified and acting as such director or officer or duly appointed and acting as such attorney-in-fact, and was duly authorized to sign such document, and the signatures of such persons appearing on such documents are their genuine signatures; and (viii) other than the minutes of any meeting held on such Time of Delivery (the substance of which were communicated to Shearman & Sterling), the minute books made available to Shearman & Sterling contained all minutes of the proceedings of the Company's Board of Directors from December 1, 1995, through the date of such certificate.

          (t) Ameritech Corporation, a Delaware corporation and the owner of 100% of the capital stock of the Selling Shareholder ("Ameritech"), shall have entered into an International Guaranty in favor of the International Underwriters dated the date hereof (the "International Guaranty"), substantially in the form attached as Annex L hereto, providing for, among other things, a guaranty of and indemnity for, the representations, warranties, covenants, expenses and indemnities of the Selling Shareholder under this Agreement; Ameritech shall have complied with all agreements and satisfied all conditions on its part under the International Guaranty on the First Time of Delivery and on each subsequent Time of Delivery; and such International Guaranty shall be in full force and effect (without any notice of revocation or termination thereof) on the First Time of Delivery and on each subsequent Time of Delivery.

          (u) The closing of each portion of the Global Offering shall have been conducted concurrently.

     The Company and the Selling Shareholder shall furnish the Joint Global Coordinators with such conformed copies of such opinions, certificates, letters and documents as the Joint Global Coordinators reasonably request. The Joint Global Coordinators may in their sole discretion waive on behalf of the International Underwriters compliance with any conditions to the obligations of the International Underwriters hereunder.

     9. Indemnification and Contribution. (a) The Selling Shareholder will indemnify and hold harmless each International Underwriter against any losses, claims, damages or liabilities, joint or several, to which such International Underwriter may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any F-6 Registration Statement, the Prospectus, or any amendments or supplements thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein, and, in the case of the Prospectus in light of the circumstances under which they were made, not misleading, and will reimburse each International Underwriter for any legal or other expenses reasonably incurred by such International Underwriter in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred; provided, however, that the Selling Shareholder will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon an untrue statement or alleged untrue statement in or omission or alleged omission from any of such documents in reliance upon and in conformity with written information furnished to the Company or the Selling Shareholder by any International Underwriter through the Joint Global Coordinators expressly for use therein, it being understood and agreed that the only information so furnished by or on behalf of any International Underwriter is the Furnished Information; and provided, further, that with respect to any untrue statement or alleged untrue statement in or omission or alleged omissions from any preliminary prospectus, the indemnity agreement contained in this subsection (a) shall not inure to the benefit of any International Underwriter from whom the person asserting any such losses, claims, damages or liabilities purchased the Offered Shares concerned, to the extent that a prospectus relating to such Offered Shares was required to be delivered by such International Underwriter under the Act in connection with such purchase and any such loss, claim, damage or liability of such International Underwriter results from the fact that there was not sent or given to such person, at or prior to the written confirmation of the sale of such Offered Shares to such person, a copy of the U.S. Prospectus (exclusive of material incorporated by reference) if the Company had previously furnished copies thereof to such International Underwriter.

     (b) Each International Underwriter will severally and not jointly indemnify and hold harmless the Selling Shareholder against any losses, claims, damages or liabilities to which the Selling Shareholder may become subject, under the Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in the Registration Statement, any F-6 Registration Statement, the Prospectus, or any amendments or supplements thereto, or any related preliminary prospectus, or arise out of or are based upon the omission or the alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, in each case to the extent, but only to the extent, that such untrue statement or alleged untrue statement or omission or alleged omission was made in reliance upon and in conformity with written information furnished to the Company by such International Underwriter through the Joint Global Coordinators expressly for use therein (it being understood and agreed that the only information furnished so furnished by or on behalf of any International Underwriter is the Furnished Information), and will reimburse any legal or other expenses reasonably incurred by the Selling Shareholder in connection with investigating or defending any such loss, claim, damage, liability or action as such expenses are incurred.

     (c) Promptly after receipt by an indemnified party under this Section of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under subsection (a) or (b) above, notify the indemnifying party of the commencement thereof; but the omission so to notify the indemnifying party will not relieve it from any liability which it may have to any indemnified party otherwise than under subsection (a) or (b) above. In case any such action is brought against any indemnified party and it notifies the indemnifying party of the commencement thereof, the indemnifying party will be entitled to participate therein and, to the extent that it may wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party), and after notice from the indemnifying party to such indemnified party of its election so to assume the defense thereof, the indemnifying party will not be liable to such indemnified party under this Section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation. No indemnifying party shall, without the prior written consent of the indemnified party, effect any settlement of any pending or threatened action in respect of which any indemnified party is or could have been a party and indemnity could have been sought hereunder by such indemnified party unless such settlement includes an unconditional release of such indemnified party from all liability on any claims that are the subject matter of such action.

     (d) If the indemnification provided for in this Section is unavailable or insufficient to hold harmless an indemnified party under subsection (a) or (b) above, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of the losses, claims, damages or liabilities referred to in subsection (a) or (b) above (i) in such proportion as is appropriate to reflect the relative benefits received by the Selling Shareholder on the one hand and the International Underwriters on the other from the offering of the Shares or (ii) if the allocation provided by clause (i) above is not permitted by applicable law, in such proportion as is appropriate to reflect not only the relative benefits referred to in clause (i) above but also the relative fault of the Selling Shareholder and the Company on the one hand and the International Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities as well as any other relevant equitable considerations. The relative benefits received by the Selling Shareholder on the one hand and the International Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering pursuant to this Agreement (before deducting expenses but after underwriting discounts) received by the Selling Shareholder bear to the total underwriting discounts and commissions received by the International Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company or the Selling Shareholder on the one hand or the International Underwriters on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The amount paid by an indemnified party as a result of the losses, claims, damages or liabilities referred to in the first sentence of this subsection (d) shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any action or claim which is the subject of this subsection (d). Notwithstanding the provisions of this subsection (d), no International Underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such International Underwriter has otherwise been required to pay by reason of such untrue or alleged untrue statement or omission or alleged omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The International Underwriters' obligations in this subsection (d) to contribute are several in proportion to their respective underwriting obligations and not joint.

     (e) The obligations of the Selling Shareholder under this Section shall be in addition to any liability which the Selling Shareholder may otherwise have and shall extend, upon the same terms and conditions, to each person, if any, who controls any International Underwriter within the meaning of the Act; and the obligations of the International Underwriters under this Section shall be in addition to any liability which the respective International Underwriters may otherwise have and shall extend, upon the same terms and conditions, and to each person, if any, who controls the Company or the Selling Shareholder within the meaning of the Act.

     10. Default of Underwriters. If any International Underwriter or International Underwriters default in their obligations to purchase the Shares which it has agreed to purchase hereunder at a Time of Delivery and the aggregate number of Shares that such defaulting International Underwriter or International Underwriters agreed but failed to purchase does not exceed 10% of the total number of Offered Shares that the Underwriters are obligated to purchase on such Time of Delivery, the Joint Global Coordinators may make arrangements satisfactory to the Selling Shareholder for the purchase of such Shares by other persons, including any of the Underwriters, but if no such arrangements are made on such Time of Delivery the non-defaulting Underwriters, shall be obligated severally, in proportion to their respective commitments hereunder, to purchase the Shares that such defaulting International Underwriters agreed but failed to purchase at such Time of Delivery. If any International Underwriter or International Underwriters so default and the aggregate number of Shares with respect to which such default occurs exceeds 10% of the total number of Offered Shares that the Underwriters are obligated to purchase at such Time of Delivery and arrangements satisfactory to the Joint Global Coordinators and the Selling Shareholder for the purchase of such Shares by other persons are not made within 36 hours after such default, this Agreement will terminate without liability on the part of any non-defaulting International Underwriter or the Selling Shareholder, except as provided in Section 11 (provided that if such default occurs with respect to Optional Shares after the first Time of Delivery, this Agreement will not terminate as to the Firm Shares or any Optional Shares purchased prior to such termination). As used in this Agreement, the term "International Underwriter" includes any person substituted for an International Underwriter under this Section. Nothing herein will relieve a defaulting International Underwriter from liability for its default.

     11. Survival of Certain Representations and Obligations. The respective indemnities, agreements, representations, warranties and other statements of the Company, the Selling Shareholder or any of their respective officers, on the one hand, and of the several International Underwriters, on the other hand, set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation, or statement as to the results thereof, made by or on behalf of any International Underwriter, the Company, the Selling Shareholder or any of their respective representatives, officers or directors or any controlling person with respect to any International Underwriter and the Company and any controlling person with respect to the Selling Shareholder, and will survive delivery of and payment for the Shares. If this Agreement is terminated pursuant to Section 10 or if for any reason the purchase of the Shares by the International Underwriters is not consummated, the Selling Shareholder and the Company shall remain responsible for the expenses to be paid or reimbursed by it pursuant to Section 7 and the respective obligations of the Selling Shareholder and the International Underwriters pursuant to Section 9 shall remain in effect and if any Shares have been purchased hereunder the representations and warranties in Section 2 and all obligations under Section 6 and Section 7 shall also remain in effect. If the purchase of the Shares by the International Underwriters is not consummated for any reason other than solely because of the termination of this Agreement pursuant to Section 10 or the occurrence of any event specified in clause (ii), (iii), (iv), (v) or (vi) of
Section 8(b), the Selling Shareholder will reimburse the International Underwriters for all out-of-pocket expenses (including fees and disbursements of counsel) reasonably incurred by them in connection with the offering of the Shares.

     12. Notices. All communications hereunder will be in writing and, if sent to (a) the International Underwriters, will be mailed, delivered or telegraphed and confirmed to the Joint Global Coordinators c/o Credit Suisse First Boston Corporation, Eleven Madison Avenue, New York, N.Y. 10010-3629, Attention:
Investment Banking Department - Transactions Advisory Group, with a copy to Shearman & Sterling, 80 Raffles Place, #16-21, UOB Plaza 2, Singapore 048624,
Attention: Alan F. Denenberg, (b) the Company, will be mailed, delivered or telegraphed and confirmed to it at Networks House, 68 Jervois Quay, P.O. Box 570, Wellington, New Zealand, Attention: General Counsel, with a copy to Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601 Attention:
Carter W. Emerson, P.C. and (c) the Selling Shareholder, will be mailed, delivered or telegraphed and confirmed to it at 30 South Wacker Drive, Chicago, Illinois, U.S.A 60606, Attention: Assistant General Counsel Transactions, with a copy to Kirkland & Ellis, 200 East Randolph Drive, Chicago, Illinois 60601,
Attention: Robert S. Osborne, P.C.; provided, however, that any notice to an International Underwriter pursuant to Section 9 will be mailed, delivered or telegraphed and confirmed to such International Underwriter.

     13. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and controlling persons referred to in Section 9, and no other person will have any right or obligation hereunder.

     14. Representation of International Underwriters. The Joint Global Coordinators shall act for the several International Underwriters in connection with the transactions contemplated by this Agreement, and any action under this Agreement taken by the Joint Global Coordinators jointly will be binding upon all the International Underwriters.

     15. Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be deemed to be an original, but all such counterparts shall together constitute one and the same Agreement.

     16. Applicable Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to principles of conflicts of laws.

     17. Submission to Jurisdiction. (a) Each of the Company and the Selling Shareholder hereby submits to the non-exclusive jurisdiction of the Federal and state courts in the Borough of Manhattan in The City of New York in any suit or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby. Each of the Company and the Selling Shareholder irrevocably appoints CT Corporation System, 1633 Broadway, 23rd Floor, New York, New York 10019, as its authorized agent in the Borough of Manhattan in The City of New York upon which process may be served in any such suit or proceeding, and agrees that service of process upon such agent, and written notice of said service to the Company or the Selling Shareholder, as the case may be, by the person serving the same to the address provided in Section 12, shall be deemed in every respect effective service of process upon the Company or the Selling Shareholder, as the case may be, in any such suit or proceeding. Each of the Company, or the Selling Shareholder further agrees to take any and all action as may be necessary to maintain such designation and appointment of such agent in full force and effect for a period of seven years from the date of this Agreement.

     (b) The obligation of the Company or the Selling Shareholder, as the case may be, in respect of any sum due to any International Underwriter shall, notwithstanding any judgment in a currency other than United States dollars, not be discharged until the first business day, following receipt by such International Underwriter of any sum adjudged to be so due in such other currency, on which (and only to the extent that) such International Underwriter may in accordance with normal banking procedures purchase United States dollars with such other currency; if the United States dollars so purchased are less than the sum originally due to such International Underwriter hereunder, the Company or the Selling Shareholder, as the case may be, agrees, as a separate obligation and notwithstanding any such judgment, to indemnify such International Underwriter against such loss. If the United States dollars so purchased are greater than the sum originally due to such International Underwriter hereunder, such International Underwriter agrees to pay to the Company or the Selling Shareholder, as the case may be, an amount equal to the excess of the United States dollars so purchased over the sum originally due to such International Underwriter hereunder.

     18. Severability. Any provision or part of this Agreement which is invalid, unenforcable or illegal in any situation in any jurisidiction shall, as to such situation and such jurisdiction, be ineffective only to the extent of such invalidity, unenforceability or illegality and shall not affect the validity, enforceability or legality of the remaining provisions hereof or the validity, enforceability or legality of any such provision in any situation or in any other jurisdiction. If the final judgement of a court of competent jurisdiction declares that any term or provision hereof is invalid, unenforceable or illegal, the parties agree that the court making such determination of invalidity, unenforceability or illegality shall have the power to reduce the scope of such provision to delete specific words or phrases or to replace any invalid, unenforceable or illegal term or provision with a term or provision that is valid, enforceable and legal and that comes closes to expressing the intention of the invalid, unenforceable or illegal term or provision, and this Agreement shall be valid, enforceable and legal as so modified, subject to the rights of any party to appeal any such determination.

     If the foregoing is in accordance with the Joint Global Coordinators' understanding of our agreement, kindly sign and return to each of the Company and the Selling Shareholder one of the counterparts hereof, whereupon it will become a binding agreement among the Company, the Selling Shareholder and the several International Underwriters in accordance with its terms.

                              Very truly yours,

                                    AMERITECH NEW ZEALAND
                                     INVESTMENTS, INC.

                                    By..........................................
                                       Name:
                                       Title:


                                    TELECOM CORPORATION OF NEW ZEALAND LIMITED

                                    By..........................................
                                       Name:
                                       Title:

     The foregoing International Underwriting Agreement is hereby confirmed and accepted as of the date first above written.

     CREDIT SUISSE FIRST BOSTON CORPORATION
     MERRILL LYNCH, PIERCE, FENNER & SMITH INCORPORATED

     Acting for themselves and as representatives on behalf of the several U.S. Underwriters.

     By CREDIT SUISSE FIRST BOSTON CORPORATION

       By.................................................
            Name:
            Title:

     CREDIT SUISSE FIRST BOSTON (EUROPE) LIMITED
     MERRILL LYNCH INTERNATIONAL

     Acting for themselves and as representatives on behalf of the several Rest of the World Underwriters.

     By MERRILL LYNCH INTERNATIONAL

          By..................................................
            Name:
            Title:

                                  SCHEDULE I
                                (U.S. Offering)

                                                                  Number of Shares
                                           Total Number of       to be Purchased if
                                             Firm Shares           Maximum Option
                Underwriter                to be Purchased           Exercised
                -----------                ---------------       ------------------
Credit Suisse First Boston Corporation

Merrill Lynch, Pierce, Fenner & Smith
  Incorporated.......................

SBC Warburg Dillon Read, Inc. .......

-------------------------------------
-------------------------------------
-------------------------------------
-------------------------------------
-------------------------------------
-------------------------------------
-------------------------------------
                                             ----------              ----------
Total................................        87,400,000
                                             ==========              ==========





                                  SCHEDULE II
                         (Rest of the World Offering)

                                                                  Number of Shares
                                           Total Number of       to be Purchased if
                                             Firm Shares           Maximum Option
                Underwriter                to be Purchased           Exercised
                -----------                ---------------       ------------------
Credit Suisse First Boston (Europe)
  Limited............................
Merrill Lynch International..........
SBC Warburg Dillon Read..............
-------------------------------------
-------------------------------------
-------------------------------------
-------------------------------------
-------------------------------------
-------------------------------------
-------------------------------------
                                             -----------             ----------
Total................................        170,846,064
                                             ===========             ==========

                                    ANNEX A
                       (Selling Shareholder Information)

The "Selling Shareholder Information" is identified by reference to the specific page and caption of the U.S. Prospectus and the Rest of the World Offering Circular.


----------------------------------------------------------------------------------------------------------------
Page (of the U.S.          Caption                                 Selling Shareholder
Prospectus and the                                                  Information
Rest of the World
Offering Circular)
----------------------------------------------------------------------------------------------------------------
Front cover                N/A                                     Second paragraph
-----------------------------------------------------------------------------------------------------------------
      8                    Prospectus Summary--The Global          Entire paragraph
                           Offering--Offering Price
-----------------------------------------------------------------------------------------------------------------
      9                    Prospectus Summary--The Global          Entire paragraph
                           Offering--Selling Shareholder
-----------------------------------------------------------------------------------------------------------------
      9                    Prospectus Summary--The Global          Entire paragraph
                           Offering--Instalment Payment
                           Arrangements
-----------------------------------------------------------------------------------------------------------------
      9                    Prospectus Summary--The Global          Entire paragraph
                           Offering--Instalment Receipts
-----------------------------------------------------------------------------------------------------------------
     10                    Prospectus Summary--The Global          Entire paragraph
                           Offering--Interim ADSs
-----------------------------------------------------------------------------------------------------------------
     10                    Prospectus Summary--The Global          Entire paragraph
                           Offering--Use of Proceeds
-----------------------------------------------------------------------------------------------------------------
     12                    Prospectus Summary--The Global          First sentence
                           Offering--Settlement of First
                           Instalment
-----------------------------------------------------------------------------------------------------------------
     21                    Risk Factors--Deferred Payment          Entire paragraph
                           Characteristics of IRs and Interim
                           ADSs
-----------------------------------------------------------------------------------------------------------------
     22                    The Global Offering                     Fourth paragraph, except
                                                                   penultimate sentence
-----------------------------------------------------------------------------------------------------------------
     22                    The Global Offering--Instalment         Entire paragraph
                           Payment Arrangements
-----------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------
Page (of the U.S.          Caption                                 Selling Shareholder
Prospectus and the                                                 Information
Rest of the World
Offering Circular)
----------------------------------------------------------------------------------------------------------------
     53                    Management                              Enitre paragraph preceding
                                                                   the list of executive
                                                                   officers
----------------------------------------------------------------------------------------------------------------
     55                    Principal and Selling Shareholders      1.  reference in the table
                                                                       of ownership to the Selling
                                                                       Shareholders' ownership of
                                                                       437,080,670 Shares as of
                                                                       [February 28, 1998] (the
                                                                       "Table")

                                                                   2.  disclaimer by Messrs.
                                                                       Pehlke and Cadow of
                                                                       beneficial ownership in
                                                                       such Shares in note (a) to
                                                                       the Table

                                                                   3.  except for the first
                                                                       sentence thereof, entire
                                                                       fourth paragraph
----------------------------------------------------------------------------------------------------------------
     62-70                 Description of Instalment Receipts      Entire section (and the
                           and Trust Deed                          corresponding section of
                                                                   the Form F-6 Registration
                                                                   Statement for Instalment
                                                                   Receipts)
----------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------
Page (of the U.S.          Caption                                  Selling Shareholder
Prospectus and the                                                  Information
Rest of the World
Offering Circular)
----------------------------------------------------------------------------------------------------------------
     71-82                 Description of Interim American          Entire section (and the
                           Depositary Receipts and American         corresponding section of
                           Depositary Receipts                      the Form F-6 Registration
                                                                    Statement for Interim ADRs)
                                                                    to the extent that it
                                                                    describes the Interim ADSs
                                                                    represented by Interim ADRs
                                                                    and the Interim Deposit
                                                                    Agreement, but excluding:

                                                                    1.  all information
                                                                        pertaining to the
                                                                        Depositary, the Deposit
                                                                        Agreement and/or the
                                                                        ADSs represented by
                                                                        ADRs

                                                                    2.  all information
                                                                        pertaining to the
                                                                        Company's
                                                                        Constitution or New
                                                                        Zealand law

                                                                    3.  first paragraph under
                                                                        the caption
                                                                        "Limitations on
                                                                        Shareholders" on page
                                                                        78

                                                                    4.  last paragraph under the
                                                                        caption "General" on
                                                                        page 82
-----------------------------------------------------------------------------------------------------------------

* For purposes hereof, cross-references to other parts of the U.S. Prospectus and the Rest of the World Offering Circular shall be considered as a "sentence" for purposes of counting the sentences, but the Selling Shareholder Information shall not include the information contained in the cross-referenced portion of the U.S. Prospectus and Rest of the World

   Offering Circular unless and to the extent specifically identified above.

                                    ANNEX B
                     (Material Subsidiaries of the Company)


Telecom New Zealand Limited
Telecom Investments Limited
Telecom Wellington Investments Limited
TCNZ (UK) Investments Limited
TCNZ (United Kingdom) Securities Limited
Telecom Credit Limited
Telecom Purchasing Limited
TCNZ Finance Limited
Telecom New Zealand Finance Limited

                                     ANNEX C


I.   Each of the Rest of the World Underwriters represents and agrees that:

(a) (i) it has not offered or sold, and will not offer or sell, any Offered Shares to persons in the United Kingdom, except to persons whose ordinary activities involve them in acquiring, holding, managing or disposing of investments (as principal or agent) for the purposes of their businesses or circumstances which have not resulted and will not result in an offer to the public within the meaning of the Public Offers of Securities Regulation 1995 (the "Regulations"), (ii) it has complied and will comply with all applicable provisions of the Financial Services Act 1986 and the Regulations with respect to anything done by it in relation to the Offered Shares in, from or otherwise involving the United Kingdom and (iii) it has only issued or passed on and will only issue or pass on in the United Kingdom any document received by it in connection with the issue of the Offered Shares to a person who is of a kind described in Article 11(3) of the Financial Services Act 1986 (Investment Advertisement) (Exemptions) Order 1996 or is a person to whom the document may otherwise lawfully be issued or passed on.

(b) the Offered Shares have not been registered under the Securities and Exchange Law of Japan and are not being offered or sold and may not be offered or sold, directly or indirectly, in Japan or to or for the account of any resident of Japan or to any persons for reoffering or resale, directly or indirectly, in Japan or to any resident of Japan, except (a) pursuant to an exemption from the registration requirements of the Securities and Exchange Law of Japan and (b) in compliance with any other applicable requirements of Japanese law.

II. Each International Underwriter acknowledges that no representation is made by the Company, the Selling Shareholder, the Joint Global Coordinators or any other International Underwriter that any action has been or will be taken in any jurisdiction other than the United States, New Zealand and Australia that would permit a public offering of the Offered Shares, or possession or distribution of any offering material, in any country or jurisdiction where action for that purpose is required.